--------------------------------------------------------------------------------
TABLE OF CONTENTS



                                                                                                                  Page(s)
                                                                                                                  -------
         Company Information
            o        Corporate Information............................................................................1-2
            o        Reporting Period Highlights......................................................................3-4
            o        Stock Performance..................................................................................5

         Financial Highlights
            o        Key Financial Data.................................................................................6
            o        Statements of Operations...........................................................................7
            o        Funds from Operations and Cash Available for Distribution..........................................8
            o        Consolidated Balance Sheets........................................................................9
            o        Debt Summary......................................................................................10
            o        Preferred Securities..............................................................................11

         Portfolio Performance
            o        Same Store Performance.........................................................................12-13
            o        Portfolio Snapshot................................................................................14
            o        Occupancy Analysis.............................................................................15-16
            o        Leasing Statistics.............................................................................17-18
            o        Lease Expirations .............................................................................19-23
            o        Lease Distribution................................................................................24
            o        Capital Expenditures Analysis.....................................................................25

         Market Statistics
            o        Suburban Market Overviews......................................................................26-27
            o        New York City Sub-Markets.........................................................................28
            o        Long Island Sub-Markets...........................................................................29
            o        Westchester Sub-Markets...........................................................................30
            o        New Jersey Sub-Markets............................................................................31

         Value Creation Pipeline
            o        Value Creation Pipeline Schedule..................................................................32

         Reckson Strategic Venture Partners (RSVP)
            o        Combined Balance Sheets ..........................................................................33
            o        Summary of Invested Capital.......................................................................34
            o        Summerized Platform Balanced Sheets...............................................................35




Certain matters discussed herein are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, forward-looking statements are not guarantees of results and no assurance can be given that the expected results will be delivered. Such forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those expected. Among those risks, trends and uncertainties are the general economic climate, including the conditions affecting industries in which our principal tenants competes; changes in the supply of and demand for office and industrial properties in the New York Tri-State area; changes in interest rate levels; downturns in rental rate levels in our markets and our ability to lease or re-lease space in a timely manner at current or anticipated rental rate levels; the availability of financing to us or our tenants; changes in operating costs, including utility costs; repayment of debt owed to the Company by third parties (including FrontLine Capital Group); risks associated with joint ventures, and other risks associated with the development and acquisition of properties, including risks that development may not be completed on schedule, that the tenants will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated. For further information on factors that could impact Reckson, reference is made to Reckson's filings with the Securities and Exchange Commission. Reckson is subject to the reporting requirements of the Securities and Exchange Commission and undertakes no responsibility to update or supplement information contained in this supplemental package that subsequently becomes untrue.


                                      ###

-------------------------------------------------------------------------------
CORPORATE INFORMATION

CORPORATE PROFILE

Reckson Associates Realty Corp. is a self-administered and self-managed real estate investment trust (REIT) that is one of the largest publicly traded owners, developers and managers of Class A office and industrial properties in the New York Tri-State area.

Through a predecessor entity, Reckson commenced operations in 1958 and grew steadily by acquiring, developing and redeveloping Class A office and industrial properties throughout Long Island. In June 1995, Reckson successfully completed its initial public offering. Subsequently, the Company expanded from its Long Island base and established operating divisions in Westchester, Connecticut, New Jersey and New York City. By transporting the formula that built its success on Long Island to the other Tri-State area markets, Reckson is now positioned as the premier real estate franchise in the New York Tri-State area.

Today, Reckson owns 181 properties comprised of approximately 20.6 million square feet located throughout the New York Tri-State area markets. These properties are comprised of 13.8 million square feet of Class A office space and
6.8 million square feet of industrial space. The Company has a total market capitalization of approximately $3.3 billion and has generated a total return to its initial Class A common shareholders of approximately 196% for the period June 2, 1995 through December 31, 2001.

Reckson is a fully integrated real estate operating company specializing in the acquisition, leasing, financing, property and asset management, design and development and construction of Class A office and industrial properties in the New York Tri-State area.

CORPORATE HEADQUARTERS

225 Broadhollow Road
Melville, New York 11747-4883
Telephone:        (631) 694-6900
                  (888) RECKSON
Facsimile:        (631) 622-6790
Web site:         www.reckson.com
                  ---------------

EXECUTIVE OFFICER CONTACTS

Donald Rechler    Co-Chief Executive Officer
                  Chairman of the Board

Scott Rechler     Co-Chief Executive Officer
                  Chairman of the Executive Committee

Michael Maturo    Chief Financial Officer
                  Executive Vice President

INVESTOR RELATIONS

Susan McGuire   Vice President Investor Relations
Telephone:        (631) 622-6642
Facsimile:        (631) 622-6790
E-mail:           smcguire@reckson.com
                  --------------------

To request an Investor Relations package or be added to our distribution list, please contact us at:
Telephone:        (631) 622-6746
Facsimile:        (631) 622-6790
E-mail:           investorrelations@reckson.com
                  -----------------------------
Web site:         www.reckson.com  (Go to Information Request in the Investor
                  Relations section)






--------------------------------------------------------------------------------
CORPORATE INFORMATION

RESEARCH COVERAGE

CIBC World Markets                          Legg Mason
Anthony Paolone                             David Fick/Ken Weinberg
(212) 667-8116                              (410) 454-5018/(410) 454-5175

Credit Suisse First Boston                  Lehman Brothers
Lawrence Raiman                             David Shulman/Stuart Axelrod
(212) 538-2380                              (646) 351-4260/(646) 351-4261

Deutsche Banc Alex. Brown                   McDonald & Company
Louis Taylor                                Anatole Pevnev
(212) 469-4912                              (216) 263-4783

Goldman Sachs                               Merrill Lynch
David Kostin/James Kammert                  Steve Sakwa/Rahul Bhattacharjee
(212) 902-6781/(212) 855-0670               (212) 670-2158/(212) 449-1920

Greenstreet Advisors                        Salomon Smith Barney
John Lutzius                                Jonathan Litt/Gary Boston
(949) 640-8780                              (212) 816-0231/(212) 816-1383


QUARTERLY REPORTING SCHEDULE

Quarterly results will be announced according to the following anticipated schedule:

First Quarter                       Early May
Second Quarter                      Early August
Third Quarter                       Early November
Fourth Quarter and Year-End         Early March

SENIOR UNSECURED DEBT RATINGS

Moody's                             Baa3
Standard & Poor's                   BBB-


STOCK LISTING

The stock of Reckson Associates Realty Corp. is traded primarily on the New York Stock Exchange under the following symbols:

Class A Common Stock:  RA
Class B Common Stock:  RA.B
Series A Preferred Stock:  RA.A

--------------------------------------------------------------------------------
REPORTING PERIOD HIGHLIGHTS

SUMMARY FOURTH QUARTER AND FULL YEAR 2001 RESULTS

Reported fourth quarter diluted funds from operations ("FFO") of $.57 per share (inclusive of $.07 in non-recurring charges and reserves), as compared to FFO of $.67 per share for the fourth quarter of 2000, representing a per share decrease of 14.9%. FFO for the fourth quarter of 2001 attributable to core real estate operations increased by $.02 per share over fourth quarter of 2000, representing a per share increase of 3.3%. FFO for the fourth quarter of 2001 from core real estate operations represents FFO per share adjusted for non-recurring charges not applicable to the RSVP joint ventures ($.05 per share). FFO from core operations for the prior year represents FFO per share adjusted to exclude interest income relating to the FrontLine Capital Group loans and income from the RSVP joint ventures ($.07 per share).

Reported diluted FFO for the year ended December 31, 2001 of $2.61 per share (inclusive of $.07 in non-recurring charges and reserves) on total revenues of $540.5 million, as compared to FFO of $2.59 per share for the year ended December 31, 2000, representing a per share increase of 0.8%. FFO attributable to core real estate operations increased by $.27 per share, representing a per share increase of 11.8%. FFO from core real estate operations represents FFO per share adjusted to exclude interest income relating to the FrontLine Capital Group loans, income from the RSVP joint ventures and non-recurring charges, ($.06 per share for 2001 and $.31 per share for 2000).

SUMMARY PORTFOLIO PERFORMANCE

Portfolio performance remained strong during the fourth quarter of 2001 with occupancies of 96.1% for the office portfolio and 91.7% for the industrial portfolio as of December 31, 2001. Operating margins decreased to 65.2% in the fourth quarter of 2001, as compared to 65.6% in the fourth quarter of 2000.

Same property net operating income ("NOI") for the fourth quarter of 2001 increased 13.2% (cash) and 2.7% (GAAP), compared to the fourth quarter of 2000 and 7.9% (cash) and 7.0% (GAAP) for 12 months ended December 31, 2001.

Rents on same space leases executed during the fourth quarter of 2001 increased 16.3% (GAAP) and 8.2% (cash) in the office properties and 21.0% (GAAP) and 4.9%
(cash) in the industrial/R&D properties. Rents on same space leases executed during the year ended December 31, 2001 increased 20.8% (GAAP) and 12.2% (cash) in the office properties and 20.7% (GAAP) and 5.5% (cash) in the industrial/R&D properties.

During 2001, the Company executed 276 leases, encompassing 2.6 million square feet, representing 13% of the total portfolio. As a result, the Company reduced its overall lease expiration exposure to 6% in 2002 and 10% in 2003. Occupancy rates for the office and industrial portfolio were 96.1% and 91.7% at December 31, 2001, as compared to 96.7% and 96.2%, respectively, at September 30, 2001 and 97.2% and 97.5% at December 31, 2000.

NON-RECURRING CHARGES AND RESERVES

During the fourth quarter of 2001, the Company reserved against its approximate $700,000 ($.01 per share) investment in Captivate Network, Inc., a provider of news and media services through devices located in office building elevators. The Company believes this reserve is appropriate considering the difficulties being experienced by start-up companies in the technology sector.

--------------------------------------------------------------------------------
REPORTING PERIOD HIGHLIGHTS (CONTINUED)

The Company generally uses the equity method of accounting to record income from investments in joint ventures which provides for an investor to record in income its allocable share of joint venture earnings. With respect to the RSVP joint ventures, the Company will reserve against such joint venture earnings until it is realized in cash. RSVP joint venture earnings not realized in cash and excluded from FFO was approximately $1.5 million ($.02 per share) during the fourth quarter.

During the fourth quarter of 2001, the Company expensed approximately $3.0 million ($.04 per share) relating to recoverability of recourse loans to certain non-executive employees of the Company secured by shares in FrontLine Capital Group. These shares were previously distributed to these employees in a prior period when it was determined that the Company could no longer maintain any equity position in FrontLine pursuant to certain provisions included in the REIT Modernization Act. The Company believes this is prudent considering the underlying value of the FrontLine shares.

SALES AND FINANCINGS

During the fourth quarter, the Company completed a strategic joint venture transaction with New York State Teachers' Retirement System ("NYSTRS") for the sale of a 49% interest in 919 Third Avenue for total consideration of approximately $221 million. Proceeds from the sale were primarily used to repay borrowings under the Company's credit facility.

Including the sale of the 49% interest in 919 Third Avenue, the Company sold over $342 million of non-core assets and joint venture interests during 2001, achieving an average unleveraged internal rate of return of 13.1%.

During 2001, the Company took advantage of the low fixed interest rate environment and refinanced floating rate debt of $325 million at a weighted average interest rate of 6.8% and a weighted average term of 8.8 years. At December 31, 2001, the Company's floating rate debt comprised 18% of total consolidated debt. In addition, pro forma for an $85 million paydown on the credit facility in January of 2002 with proceeds from the sale of a 49% interest in 919 Third Avenue, the Company's floating rate debt comprised only 13% of total consolidated debt.

CONSOLIDATED FINANCIAL RESULTS

The Company reported diluted operating earnings per share ("OEPS") (income before gain (loss) on sales of real estate, extraordinary loss and valuation reserves) of $.27 for the fourth quarter of 2001, as compared to $.36 per share for the comparable 2000 period. The Company also reported diluted OEPS of $1.28 for the year ended December 31, 2001, as compared to $1.31 per share for the comparable 2000 period.

The Company reported diluted earnings per Class A common share ("EPS") of $.46 for the fourth quarter of 2001, as compared to $.28 per Class A common share for the comparable 2000 period. The Company also reported EPS per Class A common share of ($.92) for the year ended December 31, 2001, as compared to $1.45 per Class A common share for the comparable 2000 period.

--------------------------------------------------------------------------------
STOCK PERFORMANCE

The following summarizes recent activity of Reckson's Class A common stock (RA):



                                                                                3rd Quarter    4th Quarter     1/1/02 to
                                                                                    2001           2001         2/28/02
                                                                           -----------------------------------------------
High Price*                                                                         $24.15         $24.46          $23.60
Low Price*                                                                          $21.90         $22.15          $22.54
Closing Price*                                                                      $24.15         $23.36          $23.29
Average daily trading volume*                                                      356,224        329,145         350,120
Indicated dividend per share**                                                     $1.6984        $1.6984         $1.6984
Closing dividend yield                                                                7.03%          7.27%           7.29%
Closing shares and units outstanding (thousands)                                    57,445         57,470          57,491
Closing market value of shares and units outstanding (thousands)                $1,387,297     $1,342,499      $1,338,965

--------------------------------------------------------------------------------------------------------------------------



The following summarizes recent activity of Reckson's Class B common stock
(RA.B):



                                                                                3rd Quarter    4th Quarter     1/1/02 to
                                                                                    2001           2001         2/28/02
                                                                           -----------------------------------------------
High Price*                                                                         $25.60         $25.76          $25.64
Low Price*                                                                          $23.29         $23.55          $23.86
Closing Price*                                                                      $25.51         $25.51          $24.45
Average daily trading volume*                                                       65,825         73,142         109,548
Indicated dividend per share**                                                     $2.5968        $2.5968         $2.5968
Closing dividend yield                                                               10.18%         10.18%          10.62%
Closing shares outstanding (thousands)                                              10,284         10,284          10,284
Closing market value of shares outstanding (thousands)                            $262,345       $262,345        $251,444

--------------------------------------------------------------------------------------------------------------------------



The following summarizes recent activity of Reckson's Series A preferred stock (RA.A):



                                                                                3rd Quarter    4th Quarter     1/1/02 to
                                                                                    2001           2001         2/28/02
                                                                           -----------------------------------------------
High Price*                                                                         $23.10         $23.79          $24.35
Low Price*                                                                          $21.95         $22.45          $22.65
Closing Price*                                                                      $23.00         $23.79          $23.99
Average daily trading volume*                                                       41,439         22,789          31,371
Indicated dividend per share**                                                     $1.9064        $1.9064         $1.9064
Closing dividend yield                                                                8.29%          8.01%           7.95%
Closing shares outstanding (thousands)                                               9,192          9,192           9,192
Closing market value of shares outstanding (thousands)                            $211,416       $218,678        $220,516

--------------------------------------------------------------------------------------------------------------------------

*    New York Stock Exchange trades only
**   On an annual basis

-------------------------------------------------------------------------------
KEY FINANCIAL DATA
(Dollars in thousands, except per share data)

                                                                                 FOR THE THREE MONTHS ENDED OR AS OF
                                                           ------------------------------------------------------------------------
                                                               12/31/01     9/30/01       6/30/01        3/31/01         12/31/00
                                                           ------------------------------------------------------------------------
SHARES AND UNITS
Common Shares Outstanding - Class A                           49,982,377   49,806,885    49,619,419     45,812,864      45,352,286
Common Shares Outstanding - Class B                           10,283,513   10,283,513    10,283,513     10,283,513      10,263,513
Operating Partnership Units Outstanding                        7,487,218    7,638,043     7,644,135      7,692,142       7,694,642
                                                           ------------------------------------------------------------------------
Total Shares and Operating Partnership Units                  67,753,108   67,728,441    67,547,067     63,788,519      63,330,441
                                                           ------------------------------------------------------------------------

SHARE PRICE & DIVIDENDS - CLASS A

End of period                                                     $23.36       $24.15        $23.00         $22.30          $25.06
High during period                                                $24.46       $24.15        $23.90         $25.88          $26.00
Low during period                                                 $22.15       $21.90        $21.14         $21.90          $21.88
Dividend declared                                                  $0.42        $0.42         $0.42          $0.39           $0.39
Closing dividend yield                                               7.3%         7.0%          7.4%           6.9%            6.2%

SHARE PRICE & DIVIDENDS - CLASS B

End of period                                                     $25.51       $25.51        $24.61         $23.55          $27.19
High during period                                                $25.76       $25.60        $25.00         $27.50          $27.56
Low during period                                                 $23.55       $23.29        $22.40         $22.90          $22.50
Dividend declared                                                  $0.65        $0.65         $0.65          $0.60           $0.60
Closing dividend yield                                              10.2%        10.2%         10.6%          10.2%            8.8%

MARKET CAPITALIZATION

Market Value of Common Equity (a)                             $1,604,822   $1,649,627    $1,570,139     $1,435,338     $1,609,072
Stated Value of Preferred Equity                                 310,765      310,765       314,533        407,318        407,318

Total Debt (b)                                                 1,336,011    1,444,473     1,500,081      1,466,965      1,380,814
                                                           ------------------------------------------------------------------------
Total Market Capitalization                                   $3,251,598   $3,404,865    $3,384,753     $3,309,621     $3,397,204
                                                           ------------------------------------------------------------------------
Total Debt / Total Market Capitalization                            41.1%        42.4%         44.3%          44.3%          40.6%

SELECTED BALANCE SHEET DATA

Book Value of Real Estate Assets before Depreciation          $2,880,879   $2,814,024    $2,860,491     $2,811,894     $2,770,607
Total Assets                                                  $2,994,218   $2,861,651    $3,112,242     $3,063,644     $2,998,030
Total Liabilities                                             $1,592,811   $1,566,012    $1,639,095     $1,584,621     $1,519,150

SELECTED OPERATING DATA

Property Operating Revenues                                     $122,261     $126,722      $125,349       $123,439       $119,994
Property Operating Expenses                                      $42,565      $44,231       $40,874        $40,994        $41,270
Property Operating NOI                                           $79,696      $82,491       $84,475        $82,445        $78,724
Property Gross Operating Margin                                     65.2%        65.1%         67.4%          66.8%          65.6%
Other Revenues (excluding gain on sales of real estate)           $2,706       $5,333        $7,038         $7,447         $9,728
Marketing, General & Administrative Expenses                      $7,160       $7,679        $8,411         $7,497         $7,626
    as a percent of Total Revenues (excluding gain
    on sales of real estate)                                         5.7%         5.8%          6.4%           5.7%           5.9%
Interest Expense                                                 $22,369      $23,510       $23,562        $23,631        $23,670
Capitalized Interest                                              $2,442       $2,627        $2,434         $2,703         $3,015
Non-Incremental Capital Expenditures to NOI as a percent            8.62%        6.18%         6.78%          3.98%          4.09%

FINANCIAL RATIOS

Debt Service Coverage Ratio                                         3.11         3.27          3.35           3.29           3.22
Fixed Charge Coverage Ratio                                         2.44         2.60          2.67           2.60           2.55

EPS, FFO AND CAD

Class A Common stock:
   Basic Net Income (loss) per share                               $0.47      ($1.97)         $0.32          $0.34          $0.28
   Diluted Net Income (loss) per share                             $0.46      ($1.97)         $0.32          $0.33          $0.28

Class B Common stock:
   Basic Net Income (loss) per share                               $0.71      ($3.01)         $0.45          $0.52          $0.44
   Diluted Net Income (loss) per share                             $0.50      ($3.01)         $0.34          $0.37          $0.31

Basic operating earnings per share (d)                             $0.27       $0.31          $0.34          $0.37          $0.36
Diluted operating earnings per share (d)                           $0.27       $0.31          $0.34          $0.37          $0.36

Diluted FFO per share                                              $0.57       $0.66          $0.70          $0.69          $0.67
Diluted FFO payout ratio                                            80.2%       68.7%          64.9%          60.2%          62.1%

Diluted CAD per share                                              $0.33       $0.46          $0.48          $0.50          $0.43
Diluted CAD payout ratio                                           138.9%       99.3%          95.4%          84.0%          97.0%

TRI-STATE PORTFOLIO STATISTICS

Office Properties                                                     77          78             82             82             82
Office Square Footage                                         13,777,009  13,863,565     14,438,850     14,444,838     14,437,238
Office Occupancy at end of Quarter (c)                              96.1%       96.7%          97.0%          97.1%          97.2%
Industrial Properties                                                103         103            104            104            104
Industrial Square Footage                                      6,813,536   6,812,158      6,836,803      6,834,113      6,834,113
Industrial Occupancy at end of Quarter (c)                          91.7%       96.2%          97.9%          97.8%          97.5%

-----------------------------------------------------------------------------------------------------------------------------------

(a) Includes Operating Partnership Units valued at the closing price of the Class A common stock
(b) Includes pro rata share of consolidated and unconsolidated joint venture debt
(c) Excludes properties under development

(d) Before, when applicable, gain (loss) on sales of real estate, extraordinary loss and valuation reserves on investment in affiliate loans and joint ventures and other investments.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
(In thousands, except per share data)

                                                                           Three Months Ended                  Year Ended
                                                                              December 31,                     December 31,
-----------------------------------------------------------------------------------------------------------------------------------
REVENUES                                                                     2001            2000              2001         2000
-----------------------------------------------------------------------------------------------------------------------------------
       Base Rents                                                         $ 107,730       $ 105,974         $ 437,802    $ 397,327
       Tenant escalations and reimbursements                                 14,531          14,020            59,969       54,750
       Equity in earnings of service companies and real
            estate joint ventures                                               383             489             2,087        4,383
       Interest income on mortgage notes and notes receivable                 1,587           1,836             6,238        8,212
       Investment and other income                                              736           7,403            14,199       26,597
-----------------------------------------------------------------------------------------------------------------------------------
            Total Operating Revenues                                        124,967         129,722           520,295      491,269
-----------------------------------------------------------------------------------------------------------------------------------

EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------
       Property operating expenses                                           25,333          23,805            98,914       91,265
       Real estate taxes                                                     17,232          17,465            69,750       66,191
       Marketing, general and administrative                                  7,160           7,626            30,747       27,371
       Depreciation and amortization                                         25,710          25,028           102,931       92,547
       Interest expense                                                      22,369          23,670            93,072       96,337
-----------------------------------------------------------------------------------------------------------------------------------
            Total Expenses                                                   97,804          97,594           395,414      373,711
-----------------------------------------------------------------------------------------------------------------------------------

Income from operations before minority interests                             27,163          32,128           124,881      117,558
       Minority partners' interests in consolidated partnerships             (3,090)         (3,348)          (15,975)      (9,120)
       Limited partners' minority interest in the operating
           partnership                                                       (1,949)         (2,613)           (9,587)      (9,533)
       Distributions to preferred unitholders                                  (481)           (660)           (2,111)      (2,641)
-----------------------------------------------------------------------------------------------------------------------------------

Income from operations                                                       21,643          25,507            97,208       96,264
       Adjust for non operating items, net of limited partners'
           minority interest:
       Valuation reserves on investments in affiliate loans
           and joint ventures and other investments                          (2,783)              -          (148,717)          -
            Gain (loss) on sales of real estate                              17,233          (2,843)           18,103      16,533
            Extraordinary loss on extinguishment of debt                          -               -            (2,595)     (1,396)
-----------------------------------------------------------------------------------------------------------------------------------
Income (loss) before dividends to preferred shareholders                     36,093          22,664           (36,001)    111,401
       Dividends to preferred shareholders                                   (5,487)         (5,425)          (21,866)    (25,371)
-----------------------------------------------------------------------------------------------------------------------------------
Net income (loss) allocable to common shareholders                         $ 30,606        $ 17,239         $ (57,867)   $ 86,030
===================================================================================================================================

Net income (loss) allocable to:
       Class A Shareholders                                                $ 23,284        $ 12,745         $ (44,243)    $ 62,989
       Class B Shareholders                                                $  7,322        $  4,494         $ (13,624)    $ 23,041

PER SHARE DATA

       Basic operating earnings (a)                                           $0.27           $0.36             $1.29        $1.33
       Diluted operating earnings (a)                                         $0.27           $0.36             $1.28        $1.31

       Basic net income (loss):
          Class A common stock before extraordinary loss                      $0.47           $0.28            ($0.88)       $1.49
          Extraordinary loss per Class A common share
                                                                                  -               -             (0.04)       (0.03)
                                                                     -------------------------------    ---------------------------
          Basic net income (loss) per Class A common share                    $0.47           $0.28            ($0.92)       $1.46
                                                                     ===============================    ===========================

          Class B common stock before extraordinary loss                      $0.71           $0.44            ($1.26)       $2.28
          Extraordinary loss per Class B common share
                                                                                  -               -             (0.06)       (0.04)
                                                                     -------------------------------    ---------------------------
          Basic net income (loss) per Class B common share                    $0.71           $0.44            ($1.32)       $2.24
                                                                     ===============================    ===========================


       Diluted net income (loss):
          Class A common stock                                                $0.46           $0.28           ($0.92)        $1.45
          Class B common stock                                                $0.50           $0.31           ($1.32)        $1.59

       Basic weighted average common shares outstanding:

          Class A common stock                                               49,994          45,326           48,121        43,070
          Class B common stock                                               10,284          10,284           10,284        10,284

       Diluted weighted average common shares outstanding:

          Class A common stock                                               51,005          45,954           48,121        43,545
          Class B common stock                                               10,284          10,284           10,284        10,284

-----------------------------------------------------------------------------------------------------------------------------------

 (a)   Operating earnings per share data is calculated before, when applicable, gain (loss) on sales of real estate, extraordinary loss and valuation reserves on investment in affiliate loans and joint ventures and other investments.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
FUNDS FROM OPERATIONS ("FFO") AND CASH AVAILABLE FOR DISTRIBUTION ("CAD")
(In thousands, except per share / unit data)

                                                                                                   Three Months Ended
                                                                                                      December 31,
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   2001            2000
-----------------------------------------------------------------------------------------------------------------------------------
FUNDS FROM OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------------
Net income (loss) allocable to common shareholders                                               $ 30,606        $ 17,239
  Add back:     Real estate depreciation and amortization                                          24,911          24,368
                Minority partners' interests in consolidated partnerships                           3,090           3,348
                Limited partners' minority interest in the operating partnership                    3,599           2,256
                Valuation reserves on investments in affiliate loans and joint ventures                 -               -
                Extraordinary loss on extinguishment of debt (net of limited
                      partners' minority interest)                                                      -               -

  Less:         Limited partners' minority interest in the operating partnership                        -               -
                Gain (loss) on sales of real estate                                                19,201          (3,200)
                Amounts distributable to minority partners in consolidated partnerships             4,072           5,552

-----------------------------------------------------------------------------------------------------------------------------------
Basic Funds From Operations                                                                      $ 38,933        $ 44,859
-----------------------------------------------------------------------------------------------------------------------------------

Add dividends and distributions on dilutive shares and units:
   Series A preferred stock                                                                      $  4,381        $  4,381
   Series B preferred stock                                                                             -           1,044
   Minority partners' preferred interest                                                                -           1,594
   Limited partners' preferred interest                                                               481             660
-----------------------------------------------------------------------------------------------------------------------------------
Diluted FFO                                                                                      $ 43,795        $ 52,538
===================================================================================================================================

Diluted weighted average shares and units outstanding:
   Common shares                                                                                   60,278          55,610
   Limited operating partnership units                                                              7,505           7,695
   Common stock equivalents                                                                           445             628
   Series A preferred stock                                                                         8,060           8,060
   Series B preferred stock                                                                             -           1,919
   Minority partners' preferred interest                                                                -           3,454
   Limited partners' preferred interest                                                             1,009           1,367
-----------------------------------------------------------------------------------------------------------------------------------
Total diluted weighted average shares and units outstanding                                        77,297          78,733
===================================================================================================================================

Diluted FFO per weighted average share or unit                                                    $  0.57         $  0.67
Diluted weighted average dividends or distributions per share or unit                             $  0.45         $  0.41
Diluted FFO payout ratio                                                                             80.2%           62.1%

-----------------------------------------------------------------------------------------------------------------------------------
CASH AVAILABLE FOR DISTRIBUTION
-----------------------------------------------------------------------------------------------------------------------------------
Basic FFO                                                                                        $ 38,933        $ 44,859

  Less:   Straight line rents (a)                                                                   9,550          13,893
              Non-incremental capitalized tenant improvements
               and leasing commissions                                                              4,432           2,221
              Non-incremental capitalized improvements                                              2,437           1,002

-----------------------------------------------------------------------------------------------------------------------------------
Basic Cash Available for Distribution                                                            $ 22,514        $ 27,743
-----------------------------------------------------------------------------------------------------------------------------------

Add dividends and distributions on dilutive shares and units:
   Series A preferred stock                                                                         $   -           $   -
   Series B preferred stock                                                                             -               -
   Minority partners' preferred interest                                                                -               -
   Limited partners' preferred interest                                                                 -               -
-----------------------------------------------------------------------------------------------------------------------------------
Diluted CAD                                                                                      $ 22,514        $ 27,743
===================================================================================================================================

Diluted weighted average shares and units outstanding:
   Common shares                                                                                   60,278          55,610
   Limited operating partnership units                                                              7,505           7,695
   Common stock equivalents                                                                           445             628
   Series A preferred stock                                                                             -               -
   Series B preferred stock                                                                             -               -
   Minority partners' preferred interest                                                                -               -
   Limited partners' preferred interest                                                                 -               -
-----------------------------------------------------------------------------------------------------------------------------------
Diluted weighted average shares and units outstanding                                              68,228          63,933
===================================================================================================================================

Diluted CAD per weighted average share or unit                                                    $  0.33         $  0.43
Diluted weighted average dividends or distributions per share or unit                             $  0.46         $  0.42
Diluted CAD payout ratio                                                                            138.9%           97.0%

-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                        Year Ended
                                                                                                        December 31,
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                    2001            2000
---------------------------------------------------------------------------------------------------------------------------------
FUNDS FROM OPERATIONS
---------------------------------------------------------------------------------------------------------------------------------
Net income (loss) allocable to common shareholders                                               $ (57,867)      $ 86,030
  Add back:     Real estate depreciation and amortization                                          100,967         90,552
                Minority partners' interests in consolidated partnerships                           15,975          9,120
                Limited partners' minority interest in the operating partnership                         -         11,669
                Valuation reserves on investments in affiliate loans and joint ventures            163,000              -
                Extraordinary loss on extinguishment of debt (net of limited
                      partners' minority interest)                                                   2,595          1,396

  Less:         Limited partners' minority interest in the operating partnership                     5,727              -
                Gain (loss) on sales of real estate                                                 20,173         18,669
                Amounts distributable to minority partners in consolidated partnerships             19,083         12,316

--------------------------------------------------------------------------------------------------------------------------------
Basic Funds From Operations                                                                      $ 179,687      $ 167,782
--------------------------------------------------------------------------------------------------------------------------------

Add dividends and distributions on dilutive shares and units:
   Series A preferred stock                                                                      $  17,524       $ 17,524
   Series B preferred stock                                                                          4,342          7,847
   Minority partners' preferred interest                                                             2,624          6,375
   Limited partners' preferred interest                                                              2,111          2,641
--------------------------------------------------------------------------------------------------------------------------------
Diluted FFO                                                                                      $ 206,288      $ 202,169
================================================================================================================================

Diluted weighted average shares and units outstanding:
   Common shares                                                                                    58,405         53,354
   Limited operating partnership units                                                               7,652          7,696
   Common stock equivalents                                                                            433            475
   Series A preferred stock                                                                          8,060          8,060
   Series B preferred stock                                                                          1,919          3,713
   Minority partners' preferred interest                                                             1,419          3,454
   Limited partners' preferred interest                                                              1,139          1,367
--------------------------------------------------------------------------------------------------------------------------------
Total diluted weighted average shares and units outstanding                                         79,027         78,119
================================================================================================================================

Diluted FFO per weighted average share or unit                                                    $   2.61        $  2.59
Diluted weighted average dividends or distributions per share or unit                             $   1.77        $  1.64
Diluted FFO payout ratio                                                                              67.9%          63.3%

--------------------------------------------------------------------------------------------------------------------------------
CASH AVAILABLE FOR DISTRIBUTION
--------------------------------------------------------------------------------------------------------------------------------
Basic FFO                                                                                        $ 179,687      $ 167,782

      Less:   Straight line rents (a)                                                               41,293         38,884
              Non-incremental capitalized tenant improvements
               and leasing commissions                                                              14,281         11,203
              Non-incremental capitalized improvements                                               6,697          4,775

--------------------------------------------------------------------------------------------------------------------------------
Basic Cash Available for Distribution                                                            $ 117,416      $ 112,920
--------------------------------------------------------------------------------------------------------------------------------

Add dividends and distributions on dilutive shares and units:
   Series A preferred stock                                                                      $       -      $       -
   Series B preferred stock                                                                              -              -
   Minority partners' preferred interest                                                                 -              -
   Limited partners' preferred interest                                                                  -          1,088
--------------------------------------------------------------------------------------------------------------------------------
Diluted CAD                                                                                      $ 117,416      $ 114,008
================================================================================================================================

Diluted weighted average shares and units outstanding:
   Common shares                                                                                    58,405         53,354
   Limited operating partnership units                                                               7,652          7,696
   Common stock equivalents                                                                            433            475
   Series A preferred stock                                                                              -              -
   Series B preferred stock                                                                              -              -
   Minority partners' preferred interest                                                                 -              -
   Limited partners' preferred interest                                                                  -            598
--------------------------------------------------------------------------------------------------------------------------------
Diluted weighted average shares and units outstanding                                               66,490         62,123
================================================================================================================================

Diluted CAD per weighted average share or unit                                                    $   1.77        $  1.84
Diluted weighted average dividends or distributions per share or unit                             $   1.79        $  1.67
Diluted CAD payout ratio                                                                             101.6%          90.8%

--------------------------------------------------------------------------------------------------------------------------------

(a) Includes straight line rental income attributable to 919 Third Avenue,
    New York, NY of $6,410, $9,765, $26,733 and $23,324, respectively.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

CONSOLIDATED BALANCE SHEETS
(In thousands)
                                                                                                  December 31,      December 31,
                                                                                                      2001              2000
--------------------------------------------------------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------------------------------------------------------
Commercial real estate properties, at cost:
   Land                                                                                          $   408,837      $   396,482
   Building and improvements                                                                       2,328,374        2,219,448
Developments in progress:
   Land                                                                                               69,365           60,918
   Development costs                                                                                  74,303           93,759
Furniture, fixtures, and equipment                                                                     7,725            7,138
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                   2,888,604        2,777,745
Less: accumulated depreciation and amortization                                                     (361,960)        (288,479)
--------------------------------------------------------------------------------------------------------------------------------
        Investment in real estate, net of accumulated depreciation                                 2,526,644        2,489,266

Investments in real estate joint ventures                                                              5,744            5,348
Investments in mortgage notes and notes receivable                                                    56,234           58,220
Investments in sevice companies and affiliate loans and joint ventures                                79,184          215,660
Cash and cash equivalents                                                                            121,975           17,843
Tenant receivables                                                                                     9,633           11,511
Deferred rents receivable                                                                             81,089           67,930
Prepaid expenses and other assets                                                                     45,495           68,895
Contract and land deposits and pre-acquisition costs                                                   3,782            1,676
Deferred leasing and loan costs                                                                       64,438           61,681
--------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                                     $ 2,994,218      $ 2,998,030
================================================================================================================================
LIABILITIES AND STOCKHOLDER'S EQUITY
--------------------------------------------------------------------------------------------------------------------------------

LIABILITIES:
Mortgage notes payable                                                                           $   751,077      $   728,971
Unsecured credit facility                                                                            271,600          216,600
Senior unsecured notes                                                                               449,463          449,385
Accrued expenses and other liabilities                                                                87,683           95,393
Dividends and distributions payable                                                                   32,988           28,801
--------------------------------------------------------------------------------------------------------------------------------
        TOTAL LIABILITIES                                                                          1,592,811        1,519,150
--------------------------------------------------------------------------------------------------------------------------------

MINORITY INTERESTS:
Minority partners' interests  in consolidated partnerships                                           242,698          226,350
Preferred unit interest in the operating partnership                                                  30,965           42,518
Limited partners' minority interest in the operating partnership                                      81,887           97,353
--------------------------------------------------------------------------------------------------------------------------------
        TOTAL MINORITY INTERESTS                                                                     355,550          366,221
--------------------------------------------------------------------------------------------------------------------------------

STOCKHOLDERS' EQUITY:

Preferred Stock, $.01 par value, 25,000,000 shares authorized Series A -
  9,192,000 shares issued and outstanding                                                                 92               92
  Series B - 2,000,000 shares issued and outstanding                                                      20               20
Common Stock, $.01 par value, 100,000,000 shares authorized
  Class A - 49,982,377 and 45,352,286 shares issued and outstanding, respectively                        500              454
  Class B - 10,283,513 shares issued and outstanding                                                     103              103
Additional paid in capital                                                                         1,045,142        1,111,990
--------------------------------------------------------------------------------------------------------------------------------
        TOTAL STOCKHOLDERS' EQUITY                                                                 1,045,857        1,112,659
--------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                                       $ 2,994,218      $ 2,998,030
================================================================================================================================

-------------------------------------------------------------------------------
DEBT SUMMARY AT DECEMBER 31, 2001
(Dollars in thousands)

                                 DEBT BREAKDOWN

-----------------------------------------------------------------------------------------------------------------------------------
                                                                            % of        Weighted Average        Weighted Average
                                                         Balance            Total         Interest Rate         Maturity (Years)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Secured Debt                                  $751,077          51.0%              7.3%                    10.0
Fixed Rate Senior Unsecured Notes (a)                     449,463          30.5%              7.5%                     5.6
Variable Rate Unsecured Credit Facility                   271,600          18.5%              3.5%                     1.7
-----------------------------------------------------------------------------------------------------------------------------------

Total/Weighted Average                                 $1,472,140         100.0%              6.7%                     7.1
===================================================================================================================================

                         DEBT AMORTIZATION AND MATURITY

-----------------------------------------------------------------------------------------------------------------------------------
                         Secured Debt                          Senior Unsecured                 Unsecured Credit
Year                     Amortization      Due at Maturity          Notes                           Facility               Total
-----------------------------------------------------------------------------------------------------------------------------------
    2002                    $11,356                 $0                                                                    $11,356
    2003                     12,559                  0                                              271,600               284,159
    2004                     13,493              2,616            100,000         (a)                                     116,109
    2005                     14,462             18,553                                                                     33,015
    2006                     14,097            129,920                                                                    144,017
    2007                     11,637             60,539            150,000                                                 222,176
    2008                     10,756                  0                                                                     10,756
    2009                     10,367            100,254            200,000         (a)                                     310,621
    2010                      8,218             28,423                                                                     36,641
    2011                      5,717            214,457                                                                    220,174
Thereafter                   83,653                  0                                                                     83,653
-----------------------------------------------------------------------------------------------------------------------------------

Total Debt                 $196,315           $554,762            $450,000                         $271,600              1,472,677
===================================================================================================================================

                            PROPERTY MORTGAGE DETAIL

-----------------------------------------------------------------------------------------------------------------------------
                                                                         Interest          Maturity              Amortization
Property                                             $ Outstanding         Rate              Date                Term (Years)
-----------------------------------------------------------------------------------------------------------------------------
80 Orville Dr, Islip, NY                                       2,616       10.10%       February-04           Interest only
395 North Service Road, Melville, NY                          20,117        6.45%       October-05            $34k per month
200 Summit Lake Drive, Valhalla, NY                           19,770        9.25%       January-06                  25
1350 Avenue of the Americas, NY, NY                           75,000        6.52%         June-06                  (b)
Landmark Square, Stamford, CT                                 46,069        8.02%       October-06                  25
100 Summit Lake Drive, Valhalla, NY                           20,373        8.50%        April-07                   15
333 Earle Ovington Blvd, Mitchel Field, NY (c)                54,785        7.72%        August-07                  25
810 Seventh Avenue, NY,NY                                     84,280        7.73%        August-09                  25
100 Wall Street, NY, NY                                       36,522        7.73%        August-09                  25
6900 Jericho Turnpike, Syosset, NY                             7,458        8.07%         July-10                   25
6800 Jericho Turnpike, Syosset, NY                            14,131        8.07%         July-10                   25
580 White Plains Road, Tarrytown, NY                          12,879        7.86%      September-10                 25
919 Third Ave, NY, NY (d)                                    249,080       6.867%        August-11                  30
110 Bi-County Blvd., Farmingdale, NY                           3,849       9.125%       November-12                 20
One Orlando Center, Orlando, FL (e)                           38,934        6.82%       November-27                 28
120 West 45th Street, NY,NY (e)                               65,214        6.82%       November-27                 28
-----------------------------------------------------------------------------------------------------------------------------

Total/Weighted Average                                      $751,077        7.27%
===================================================================================================================================

(a) These notes were issued at an aggregate discount of $738,000, which is being amortized over the term of the Senior Unsecured Notes to which they relate. Current unamortized discount is $537,000

(b)  Interest only for the 1st year; 30 years thereafter

(c) The Company has a 60% general partnership interest in this property and its proportionate share of the aggregate principal amount is approximately $32.9 million

(d) The Company has a 51% membership interest in this property and its proportionate share of the aggregate principal amount is approximately $127.0 million

(e)  Subject to interest rate adjustment on November 1, 2004

In addition, the Company has a 60% interest in an unconsolidated joint venture property. The pro rata share of this debt is approximately $7.8 million.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PREFERRED SECURITIES AT DECEMBER 31, 2001
(in thousands)

The following table sets forth certain information regarding the Company's preferred securites, as of December 31, 2001.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                    Liquidation        Current     Conversion price
Security                                                         Preference Value       Yield          Per Share      Issuance date
-----------------------------------------------------------------------------------------------------------------------------------
7 5/8 % Series A Convertible Cumulative Preferred Stock                  $229,800       7.625%       $28.51           April 1998
Series B Convertible Cumulitive Peferred Stock                             50,000       8.850%       $26.05           June 1999

Series B Preferred Units of Limited Partnership Interest                   14,384       6.210%       $32.51           April 1998
Series C Preferred Units of Limited Partnership Interest                   10,581       6.210%       $29.39           April 1998
Series D Preferred Units of Limited Partnership Interest                    6,000       6.210%       $29.12           July 1998


-----------------------------------------------------------------------------------------------------------------------------------

Total                                                                    $310,765
===================================================================================================================================

--------------------------------------------------------------------------------
SAME STORE PERFORMANCE

For the 3 month period December 31, 2001 vs. December 31, 2000
(In thousands)

                       REGIONAL BREAKDOWN                                                PROPERTY TYPE BREAKDOWN

                          CASH REVENUE                                                        CASH REVENUE

                   4Q01       4Q00       $ Change      % Change                              4Q01      4Q00    $ Change   % Change
---------------------------------------------------------------            --------------------------------------------------------
Long Island     $   34,837   $  33,642   $ 1,195           3.6%            Office         $  98,456   $  89,201  $ 9,255     10.4%
Westchester         19,746      19,008       738           3.9%            Industrial (b)    12,445      11,776      669      5.7%
Connecticut          8,536       8,288       248           3.0%            --------------------------------------------------------
New Jersey          13,756      11,261     2,495          22.2% (a)
New York City       31,764      26,467     5,297          20.0%            Total          $ 110,901   $ 100,977  $ 9,924      9.8%
Florida              2,262       2,311       (49)         -2.1%            ========================================================
---------------------------------------------------------------

Total            $ 110,901   $ 100,977   $ 9,924          9.8%
===============================================================

                         GAAP REVENUE                                                         GAAP REVENUE

                   4Q01       4Q00       $ Change      % Change                              4Q01      4Q00    $ Change   % Change
---------------------------------------------------------------            --------------------------------------------------------
Long Island     $  35,479    $  34,439   $ 1,040          3.0%             Office         $ 106,692   $ 102,670  $ 4,022     3.9%
Westchester        20,136       20,068        68          0.3%             Industrial (b)    12,620      12,065      555     4.6%
Connecticut         8,656        8,284       372          4.5%             --------------------------------------------------------
New Jersey         13,829       12,165     1,664         13.7% (a)
New York City      38,933       37,424     1,509          4.0%             Total          $ 119,312   $ 114,735  $ 4,577     4.0%
Florida             2,279        2,355       (76)        -3.2%             ========================================================
---------------------------------------------------------------

Total           $ 119,312    $ 114,735   $ 4,577          4.0%
===============================================================

                        OPERATING EXPENSES                                                 OPERATING EXPENSES

                   4Q01       4Q00       $ Change      % Change                              4Q01      4Q00    $ Change   % Change
---------------------------------------------------------------           --------------------------------------------------------
Long Island     $   6,075    $   5,177   $  898           17.3%            Office         $  22,923   $  21,214  $ 1,709     8.1%
Westchester         4,824        4,775       49            1.0%            Industrial (b)     1,187         873      314    36.0%
Connecticut         2,370        2,025      345           17.0%            --------------------------------------------------------
New Jersey          2,271        2,072      199            9.6%(a)
New York City       8,131        7,658      473            6.2%            Total          $  24,110   $  22,087  $ 2,023     9.2%
Florida               439          380       59           15.5%            ========================================================
---------------------------------------------------------------

Total           $  24,110    $  22,087 $ 2,023             9.2%
===============================================================

                          REAL ESTATE TAXES                                                  REAL ESTATE TAXES

                   4Q01       4Q00       $ Change      % Change                              4Q01      4Q00    $ Change   % Change
---------------------------------------------------------------            --------------------------------------------------------
Long Island     $   6,012    $   5,939   $   73           1.2%             Office         $  15,033   $  14,552  $ 481      3.3%
Westchester         2,384        2,339       45           1.9%             Industrial (b)     2,033       2,006     27      1.3%
Connecticut           741          717       24           3.3%             --------------------------------------------------------
New Jersey          1,681        1,424      257          18.0% (a)
New York City       6,025        5,871      154           2.6%             Total          $  17,066   $  16,558  $ 508      3.1%
Florida               223          268      (45)        -16.8%             ========================================================
---------------------------------------------------------------

Total           $  17,066    $  16,558   $  508           3.1%
===============================================================

                              CASH NOI                                                            CASH NOI

                   4Q01       4Q00       $ Change      % Change                              4Q01      4Q00    $ Change   % Change
---------------------------------------------------------------            --------------------------------------------------------
Long Island     $  22,750    $  22,526   $  224         1.0%               Office         $  60,500   $  53,435  $ 7,065    13.2%
Westchester        12,538       11,894      644         5.4%               Industrial (b)     9,225       8,897      328     3.7%
Connecticu          5,425        5,546     (121)       -2.2%               --------------------------------------------------------
New Jersey          9,804        7,765    2,039        26.3%
New York City      17,608       12,938    4,670        36.1%               Total          $  69,725   $  62,332  $ 7,393     11.9%
Florida             1,600        1,663      (63)       -3.8%               ========================================================
---------------------------------------------------------------

Total           $  69,725    $  62,332  $ 7,393        11.9%
===============================================================

                              GAAP NOI                                                          GAAP NOI

                   4Q01       4Q00       $ Change      % Change                              4Q01      4Q00    $ Change   % Change
---------------------------------------------------------------            --------------------------------------------------------
Long Island     $  23,392    $  23,323   $   69        0.3%                Office         $  68,736   $  66,904  $ 1,832    2.7%
Westchester        12,928       12,954      (26)      -0.2%                Industrial (b)     9,400       9,186      214    2.3%
Connecticut         5,545        5,542        3        0.1%                --------------------------------------------------------
New Jersey          9,877        8,669    1,208       13.9%
New York City      24,777       23,895      882        3.7%                Total          $  78,136   $  76,090  $ 2,046     2.7%
Florida             1,617        1,707      (90)      -5.3%                ========================================================
---------------------------------------------------------------

Total           $  78,136    $  76,090  $ 2,046        2.7%
===============================================================

-------------------------------------------------------------------------------
(a) A single tenant 195,000 sf building changed from a net lease to a gross lease commencing October 2001.
(b) Includes two retail properties.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
SAME STORE PERFORMANCE
For the 12 month period December 31, 2001 vs. December 31, 2000
(In thousands)

                      REGIONAL BREAKDOWN                                                      PROPERTY TYPE BREAKDOWN

                        CASH REVENUE                                                               CASH REVENUE

                   2001       2000       $ Change      % Change                              2001      2000    $ Change   % Change
---------------------------------------------------------------            --------------------------------------------------------
Long Island     $ 130,826    $ 124,147   $ 6,679       5.4%                Office         $ 369,218   $ 341,660  $ 27,558   8.1%
Westchester        67,593       67,504        89       0.1%                Industrial (a)    47,979      46,287     1,692   3.7%
Connecticut        34,862       32,268     2,594       8.0%                --------------------------------------------------------
New Jersey         49,068       43,758     5,310      12.1%
New York City     125,604      111,073    14,531      13.1%                Total          $ 417,197   $ 387,947  $ 29,250   7.5%
Florida             9,244        9,197        47       0.5%                ========================================================
---------------------------------------------------------------

Total           $ 417,197    $ 387,947   $ 29,250      7.5%
===============================================================

                          GAAP REVENUE                                                                GAAP REVENUE

                   2001       2000       $ Change      % Change                              2001      2000    $ Change   % Change
---------------------------------------------------------------            --------------------------------------------------------
Long Island     $ 135,051    $ 128,401   $ 6,650       5.2%                Office         $ 405,088   $ 376,741  $ 28,347   7.5%
Westchester        69,123       69,220       (97)     -0.1%                Industrial (a)    49,184      47,769     1,415   3.0%
Connecticut        35,088       32,393     2,695       8.3%                --------------------------------------------------------
New Jersey         49,517       45,061     4,456       9.9%
New York City     156,157      139,981    16,176      11.6%                Total          $ 454,272   $ 424,510  $ 29,762   7.0%
Florida             9,336        9,454      (118)     -1.2%                ========================================================
---------------------------------------------------------------

Total           $ 454,272    $ 424,510   $ 29,762      7.0%
===============================================================

                       OPERATING EXPENSES                                                      OPERATING EXPENSES

                   2001       2000       $ Change      % Change                              2001      2000    $ Change   % Change
---------------------------------------------------------------            --------------------------------------------------------
Long Island     $  21,696    $  20,893   $  803       3.8%                 Office         $  85,769   $  80,218  $ 5,551    6.9%
Westchester        16,578       17,024     (446)     -2.6%                 Industrial (a)     3,940       3,275      665   20.3%
Connecticut         8,322        7,523      799      10.6%                 --------------------------------------------------------
New Jersey          8,233        7,428      805      10.8%
New York City      33,234       29,160    4,074      14.0%                 Total          $  89,709   $  83,493  $ 6,216    7.4%
Florida             1,646        1,465      181      12.4%                 ========================================================
---------------------------------------------------------------

Total           $  89,709    $  83,493   $ 6,216      7.4%
===============================================================

                      REAL ESTATE TAXES                                                         REAL ESTATE TAXES

                   2001       2000       $ Change      % Change                              2001      2000    $ Change   % Change
---------------------------------------------------------------            --------------------------------------------------------
Long Island     $  23,318    $  22,303   $ 1,015      4.6%                 Office         $  58,071   $  54,194  $ 3,877    7.2%
Westchester         9,065        8,849       216      2.4%                 Industrial (a)     8,163       8,078       85    1.1%
Connecticut         2,917        2,609       308     11.8%                 --------------------------------------------------------
New Jersey          5,996        4,920     1,076     21.9%                 Total          $  66,234   $  62,272  $ 3,962    6.4%
New York City      23,978       22,635     1,343      5.9%                 ========================================================
Florida               960          956         4      0.4%
---------------------------------------------------------------

Total           $  66,234    $  62,272   $ 3,962      6.4%
===============================================================

                           CASH NOI                                                                  CASH NOI

                   2001       2000       $ Change      % Change                              2001      2000    $ Change   % Change
---------------------------------------------------------------            --------------------------------------------------------
Long Island     $  85,812    $  80,951   $ 4,861       6.0%                Office         $ 225,378   $ 207,248  $ 18,130   8.7%
Westchester        41,950       41,631       319       0.8%                Industrial (a)    35,876      34,934       942   2.7%
Connecticut        23,623       22,136     1,487       6.7%                --------------------------------------------------------
New Jersey         34,839       31,410     3,429      10.9%
New York City      68,392       59,278     9,114      15.4%                Total          $ 261,254   $ 242,182  $ 19,072   7.9%
Florida             6,638        6,776      (138)     -2.0%                ========================================================
---------------------------------------------------------------

Total           $ 261,254    $ 242,182   $ 19,072      7.9%
===============================================================

                           GAAP NOI                                                                     GAAP NOI

                   2001       2000       $ Change      % Change                              2001      2000    $ Change   % Change
---------------------------------------------------------------            --------------------------------------------------------
Long Island     $  90,037    $  85,205   $ 4,832       5.7%                Office         $ 261,248   $ 242,329  $ 18,919   7.8%
Westchester        43,480       43,347       133       0.3%                Industrial (a)    37,081      36,416       665   1.8%
Connecticut        23,849       22,261     1,588       7.1%                --------------------------------------------------------
New Jersey         35,288       32,713     2,575       7.9%                Total          $ 298,329   $ 278,745  $ 19,584   7.0%
New York City      98,945       88,186    10,759      12.2%                ========================================================
Florida             6,730        7,033      (303)     -4.3%
---------------------------------------------------------------

Total           $ 298,329    $ 278,745   $ 19,584      7.0%
===============================================================

-------------------------------------------------------------------------------

(a) Includes two retail properties

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
PORTFOLIO SNAPSHOT
Based on 4th quarter 2001


                                             GAAP CONSOLIDATED AMOUNTS (A)                       PRO FORMA AMOUNTS (B)
                                     ----------------------------------------------         ----------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                          GEOGRAPHIC DISTRIBUTION
------------------------------------------------------------------------------------------------------------------------------------
                                      Square     Cash         Cash        GAAP               Square     Cash        Cash      GAAP
                                       Feet     Revenue       NOI          NOI                Feet     Revenue       NOI       NOI
------------------------------------------------------------------------------------------------------------------------------------
   Long Island
      Office                           19%        22%         21%          20%                17%        19%         18%       18%
      Industrial (c)                   29%        10%         11%          10%                30%        10%         12%       11%
------------------------------------------------------------------------------------------------------------------------------------
          Subtotal - Long Island       48%        32%         33%          31%                47%        29%         30%       29%

   Westchester
      Office                           16%        19%         19%          18%                16%        20%         20%       19%
      Industrial                        1%        0%           1%           1%                 1%         0%          1%        1%
------------------------------------------------------------------------------------------------------------------------------------
          Subtotal - Westchester       17%        19%         20%          19%                17%        20%         21%       20%

   Connecticut
      Office                            5%        7%           7%           6%                 5%         6%          6%        6%
      Industrial                        2%        1%           1%           1%                 2%         1%          1%        1%
------------------------------------------------------------------------------------------------------------------------------------
          Subtotal - Connecticut        7%        8%           8%           7%                 7%         7%          7%        7%

   New Jersey
      Office                            9%        11%         13%          11%                 9%        11%         11%       10%
      Industrial                        2%        1%           1%           1%                 2%         1%          1%        1%
------------------------------------------------------------------------------------------------------------------------------------
          Subtotal - New Jersey        11%        12%         14%          12%                11%        12%         12%       11%

   New York City
      Office                           17%        29%         26%          32%                18%        31%         31%       34%
------------------------------------------------------------------------------------------------------------------------------------
          Subtotal - New York City     17%        29%         26%          32%                18%        31%         31%       34%


------------------------------------------------------------------------------------------------------------------------------------
                                                             PROPERTY TYPE

------------------------------------------------------------------------------------------------------------------------------------

Office                                 66%        88%         86%          87%                65%        88%         86%         87%
Industrial                             34%        12%         14%          13%                34%        12%         14%         13%


------------------------------------------------------------------------------------------------------------------------------------
                                              SUBURBAN VS CBD ( OFFICE SPACE ONLY )

------------------------------------------------------------------------------------------------------------------------------------

Suburban                               62%        54%         52%          55%                60%        52%         44%         53%
CBD                                    38%        46%         48%          45%                40%        48%         56%         47%


------------------------------------------------------------------------------------------------------------------------------------

(a) Information in accordance with GAAP accounting
(b) Adjusted for pro rata share of consolidated and unconsolidated joint venture properties and free rent addback at 919 3rd Avenue
(c) Includes 2 retail properties
(d) The Company also owns a 357,000 square foot office building in Orlando, FL. Percentage calculations exclude this property

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
OCCUPANCY ANALYSIS

As of December 31, 2001

--------------------------------------------------------------------------------------------------------------------------
                                                                      NUMBER OF      RENTABLE         OCCUPANCY AS OF
PROPERTY                                                              BUILDINGS    SQUARE FEET      SEP-01         DEC-01
--------------------------------------------------------------------------------------------------------------------------
OFFICE PROPERTIES

SUBURBAN OFFICE PARKS

       LONG ISLAND

          Nassau West  Corporate Center, Mitchel  Field, NY               6         1,531,021       97.2%       96.8%

          Huntington Melville Corporate Center, Melville, NY  (1)         7         1,053,354       99.6%       99.6%

          North Shore Atrium, Syosset, NY                                 2          304,177        96.8%       96.8%
--------------------------------------------------------------------------------------------------------------------------

       SUBTOTAL - LONG ISLAND  (2)                                       15         2,888,552       97.9%       97.7%

       WESTCHESTER

          Tarrytown Corporate Center, Tarrytown,  NY                      6          875,726        93.2%       92.1%

          Summit at Vallhalla, Vahalla, NY                                3          699,045        83.9%       93.4%

          Mt. Pleasant Corporate Center, Valhalla, NY                     2          162,004        95.8%       98.3%

          Reckson Executive Park, Rye Brook, NY                           6          541,884        99.2%       98.8%
--------------------------------------------------------------------------------------------------------------------------

       SUBTOTAL - WESTCHESTER                                            17         2,278,659       92.0%       94.5%

       NEW JERSEY

          Short Hills Office Center, Short Hills, NJ (3)                  3          575,150        100.0%     100.0%

          Executive Hill Office Park, West Orange, NJ                     4          391,382        94.6%       92.0%

          University Square, Princeton, NJ                                3          131,727        100.0%     100.0%
--------------------------------------------------------------------------------------------------------------------------

       SUBTOTAL -  NEW JERSEY (2)                                        10         1,098,259       98.0%       96.8%

--------------------------------------------------------------------------------------------------------------------------
          SUBTOTAL - SUBURBAN OFFICE PARK (2)                            42         6,265,470       95.6%       96.3%
==========================================================================================================================

SUBURBAN STAND ALONE

          Long Island Office Properties                                  10         1,064,296       97.9%       92.0%

          New Jersey  Office Properties                                   6          872,003        98.8%       96.7%

          Westchester Office Properties                                   2          284,899        98.1%       97.9%
--------------------------------------------------------------------------------------------------------------------------

          SUBTOTAL - SUBURBAN STANDALONE                                 18         2,221,198       98.3%       94.6%
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
SUBTOTAL - SUBURBAN  OFFICE (2)                                          60         8,486,668       96.8%       95.8%
==========================================================================================================================

CBD Office

       CONNECTICUT

          Landmark Square, Stamford, CT                                   6          799,048        93.7%       92.3%

          Stamford Towers, Stamford, CT                                   2          324,867        100.0%     100.0%
--------------------------------------------------------------------------------------------------------------------------

       SUBTOTAL - CONNECTICUT                                             8         1,123,915       95.4%       94.4%

       WESTCHESTER

          Standalone Office                                               4          668,916        96.1%       96.0%
--------------------------------------------------------------------------------------------------------------------------

       SUBTOTAL - WESTCHESTER OFFICE                                      4          668,916        96.1%       96.1%

       NEW YORK CITY

          919 Third Avenue                                                1         1,356,115       98.1%       99.5%

          810 Seventh Avenue                                              1          692,060        99.5%       97.6%

          100 Wall Street                                                 1          466,226        98.6%       96.2%

          120 W. 45th Street                                              1          443,109        91.4%       89.4%

          1350 Ave. of the Americas                                       1          540,000        95.5%       96.3%
--------------------------------------------------------------------------------------------------------------------------

       SUBTOTAL - NEW YORK CITY                                           5         3,497,510       97.2%       96.9%

--------------------------------------------------------------------------------------------------------------------------
SUBTOTAL - CBD OFFICE                                                    17         5,290,341       96.7%       96.3%
==========================================================================================================================

SUBTOTAL-OFFICE PROPERTIES (2)                                           77        13,777,009       96.7%       96.1%
==========================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                           SQUARE FEET AS O% OF               NOI AS A %
PROPERTY                                                            PROPERTY TYPE   TOTAL PORTFOLIO  PROPERTY TYPE  TOTAL PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
OFFICE PROPERTIES

SUBURBAN OFFICE PARKS

       LONG ISLAND

          Nassau West  Corporate Center, Mitchel  Field, NY             11.1%              7.4%            10.7%           9.2%

          Huntington Melville Corporate Center, Melville, NY  (1)        7.6%              5.1%             6.6%           5.6%

          North Shore Atrium, Syosset, NY                                2.2%              1.5%             1.6%           1.4%
-----------------------------------------------------------------------------------------------------------------------------------

       SUBTOTAL - LONG ISLAND  (2)                                      21.0%             14.0%            18.9%          16.3%

       WESTCHESTER

          Tarrytown Corporate Center, Tarrytown,  NY                     6.4%              4.2%             5.6%           4.8%

          Summit at Vallhalla, Vahalla, NY                               5.1%              3.4%             4.5%           3.9%

          Mt. Pleasant Corporate Center, Valhalla, NY                    1.2%              0.8%             0.6%           0.5%

          Reckson Executive Park, Rye Brook, NY                          3.9%              2.6%             3.4%           2.9%
-----------------------------------------------------------------------------------------------------------------------------------

       SUBTOTAL - WESTCHESTER                                           16.5%             11.1%            14.1%          12.1%

       NEW JERSEY

          Short Hills Office Center, Short Hills, NJ (3)                 4.2%              2.8%             5.1%           4.4%

          Executive Hill Office Park, West Orange, NJ                    2.8%              1.9%             2.6%           2.3%

          University Square, Princeton, NJ                               1.0%              0.6%             1.0%           0.8%
-----------------------------------------------------------------------------------------------------------------------------------

       SUBTOTAL -  NEW JERSEY (2)                                        8.0%              5.3%             8.6%           7.4%

-----------------------------------------------------------------------------------------------------------------------------------
          SUBTOTAL - SUBURBAN OFFICE PARK (2)                           45.5%             30.4%            41.6%          35.8%
===================================================================================================================================

SUBURBAN STAND ALONE

          Long Island Office Properties                                  7.7%              5.2%             6.1%           5.2%

          New Jersey  Office Properties                                  6.3%              4.2%             6.0%           5.2%

          Westchester Office Properties                                  2.1%              1.4%             2.2%           1.9%
-----------------------------------------------------------------------------------------------------------------------------------

          SUBTOTAL - SUBURBAN STANDALONE                                16.1%             10.8%            14.3%          12.3%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
SUBTOTAL - SUBURBAN  OFFICE (2)                                         61.6%             41.2%            55.9%          48.1%
===================================================================================================================================

CBD Office

       CONNECTICUT

          Landmark Square, Stamford, CT                                  5.8%              3.9%             5.5%           4.7%

          Stamford Towers, Stamford, CT                                  2.4%              1.6%             2.7%           2.4%
-----------------------------------------------------------------------------------------------------------------------------------

       SUBTOTAL - CONNECTICUT                                            8.2%              5.5%             8.3%           7.1%

       WESTCHESTER

          Standalone Office                                              4.9%              3.2%             5.4%           4.7%
-----------------------------------------------------------------------------------------------------------------------------------

       SUBTOTAL - WESTCHESTER OFFICE                                     4.9%              3.2%             5.4%           4.7%

       NEW YORK CITY

          919 Third Avenue                                               9.8%              6.6%             6.9%           6.0%

          810 Seventh Avenue                                             5.0%              3.4%             7.6%           6.6%

          100 Wall Street                                                3.4%              2.3%             4.6%           4.0%

          120 W. 45th Street                                             3.2%              2.1%             5.1%           4.4%

          1350 Ave. of the Americas                                      3.9%              2.6%             6.1%           5.3%
-----------------------------------------------------------------------------------------------------------------------------------

       SUBTOTAL - NEW YORK CITY                                         25.4%             17.0%            30.5%          26.2%

-----------------------------------------------------------------------------------------------------------------------------------
SUBTOTAL - CBD OFFICE                                                   38.4%             25.7%            44.1%          38.0%
===================================================================================================================================

SUBTOTAL-OFFICE PROPERTIES (2)                                         100.0%             66.8%           100.0%          86.0%
===================================================================================================================================

-------------------------------------------------------------------------------
(1) Rentable square feet includes a recently completed 277,500 sf Class A office building which is currently 36% leased; percent leased excludes this property.
(2) Percent leased excludes properties under development.
(3) Rentable square feet includes a 129,508 sf building under redevelopment; percent leased excludes this property.
-------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
OCCUPANCY ANALYSIS

As of December 31, 2001
------------------------------------------------------------------------------------------------------------------------
                                                            NUMBER OF        RENTABLE       OCCUPANCY AS OF
PROPERTY                                                    BUILDINGS      SQUARE FEET        SEP-01           DEC-01
------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL PROPERTIES

LONG ISLAND INDUSTRIAL PROPERTIES

         Vanderbilt Industrial Park,  Hauppauge, NY (1)         47          2,379,404          93.6%            88.4%

         Airport International Plaza, Bohemia, NY               21          1,290,079          98.1%            98.7%

         County Line Industrial Center, Melville, NY            4             342,354         100.0%           100.0%

      Other Submarkets

         Farmingdale                                            3             520,615          99.9%            99.9%

         Melville                                               4             246,769         100.0%           100.0%

         Islip/Islandia                                         6             212,524         100.0%           100.0%

         Hauppauge                                              2             195,942          99.1%            99.1%

         Other                                                  8             709,277          96.7%            96.6%
------------------------------------------------------------------------------------------------------------------------

      SUBTOTAL - LONG ISLAND INDUSTRIAL (2)                     95          5,896,964          96.6%            94.7%
========================================================================================================================

Stand-alone Westchester Industrial Properties                   2             139,690         100.0%           100.0%

Stand-alone Connecticut Industrial  Properties                  1             452,414         100.0%            54.3%

Stand-alone New Jersey  Industrial Properties                   5             324,468          82.4%            86.3%

------------------------------------------------------------------------------------------------------------------------
SUBTOTAL-

      INDUSTRIAL PROPERTIES (2)                                103           6,813,536         96.2%            91.7%
========================================================================================================================

RETAIL PROPERTIES                                               2              20,000          50.0%            50.0%

------------------------------------------------------------------------------------------------------------------------
TOTAL - ALL PROPERTIES (2)                                     182         20,610,545          96.0%            94.6%
========================================================================================================================
-----------------------------------------------------------------------------------------------------------------------------------
                                                          SQUARE FEET AS A % OF                     NOI AS A %
PROPERTY                                                    PROPERTY TYPE       TOTAL PORTFOLIO      PROPERTY TYPE  OTAL PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL PROPERTIES

LONG ISLAND INDUSTRIAL PROPERTIES

         Vanderbilt Industrial Park,  Hauppauge, NY (1)         34.9%               11.5%             25.6%              3.6%

         Airport International Plaza, Bohemia, NY               18.9%                6.3%             21.3%              3.0%

         County Line Industrial Center, Melville, NY             5.0%                1.7%              5.0%              0.7%

      Other Submarkets

         Farmingdale                                             7.6%                2.5%              7.6%              1.1%

         Melville                                                3.6%                1.2%              6.1%              0.9%

         Islip/Islandia                                          3.1%                1.0%              1.9%              0.3%

         Hauppauge                                               2.9%                1.0%              4.2%              0.6%

         Other                                                  10.4%                3.4%             10.6%              1.5%
-----------------------------------------------------------------------------------------------------------------------------------

      SUBTOTAL - LONG ISLAND INDUSTRIAL (2)                     86.5%               28.6%             82.3%             11.5%
===================================================================================================================================

Stand-alone Westchester Industrial Properties                    2.1%                0.7%              4.2%              0.6%

Stand-alone Connecticut Industrial  Properties                   6.6%                2.2%              6.3%              0.9%

Stand-alone New Jersey  Industrial Properties                    4.8%                1.6%              7.2%              1.0%

-----------------------------------------------------------------------------------------------------------------------------------
SUBTOTAL-

      INDUSTRIAL PROPERTIES (2)                                100.0%               33.1%            100.0%             14.0%
===================================================================================================================================

RETAIL PROPERTIES                                                0.1%                0.1%              0.2%              0.1%

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL - ALL PROPERTIES (2)                                     100.0%              100.0%            100.0%            100.0%
===================================================================================================================================

-------------------------------------------------------------------------------
(1) Rentable square feet includes a 56,875 square foot vacant building under redevelopment; percent leased excludes this property.
(2) Percent leased excludes properties under development.
-------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
LEASING STATISTICS

For the 3 months ended December 31, 2001

-----------------------------------------------------------------------------------------------------------------------------------
                                                        EXECUTED LEASES (A)

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                          # of            Total                Average          Average                 Average
                                      Transactions       Sq. Ft.              Base Rent       Effective Rent          Term (Years)
-----------------------------------------------------------------------------------------------------------------------------------
OFFICE PORTFOLIO

       Long Island                         23            159,415                $29.72           $27.06                    6.4
       Westchester                         15            155,660                $24.63           $22.64                    4.3
       Connecticut                          7             56,763                $33.18           $33.03                    4.4
       New Jersey                           1              3,241                $23.25           $21.42                    3.0
       New York City                        4             35,334                $61.96           $56.49                   11.7

-----------------------------------------------------------------------------------------------------------------------------------

Totals/Weighted Average                    50            410,413                $30.99           $28.70                    5.8
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL PORTFOLIO

       Long Island                         20            230,732                 $6.81            $6.52                    6.1
       New Jersey                           1             36,059                 $9.85            $7.81                    5.0

-----------------------------------------------------------------------------------------------------------------------------------

Totals/Weighted Average                    21            266,791                 $7.22            $6.69                    6.0
===================================================================================================================================

RESEARCH & DEVELOPMENT PORTFOLIO

       Long Island                          4            149,004                $11.06           $10.65                    3.3
       New Jersey                           1             13,013                $17.60           $12.02                    5.0

-----------------------------------------------------------------------------------------------------------------------------------

Totals/Weighted Average                     5            162,017                $11.59           $10.76                    3.4
===================================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO TOTALS                           76            839,221
===================================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                         SAME SPACE STATISTICS

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                               Total                      Base Rent                     GAAP Rent
Property Type                 Sq. Ft.     Expiration      Current (b)      % Change     Expiration    Current (b)     % Change
-----------------------------------------------------------------------------------------------------------------------------------
Office                        355,485       $25.29           $27.36          8.2%         $24.37         $28.35        16.3%
Industrial                    263,791        $5.98            $6.64         11.0%          $5.68          $7.19        26.6%
Research & Development        119,004       $11.79           $11.56         -2.0%         $10.41         $11.90        14.3%

-----------------------------------------------------------------------------------------------------------------------------------

Totals/Weighted Average       738,280       $16.21           $17.41          7.4%         $15.44         $18.14        17.5%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                      TENANT RETENTION

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                         Leases                  Sq. Ft                 Sq. Ft                 Renewal
Property Type                         Expiring (c)            Expiring (c)             Renewing               Percentage
-----------------------------------------------------------------------------------------------------------------------------
Office                                     44                   272,972                164,915                  60.4%
Industrial                                 15                   147,013                144,513                  98.3%
Research & Development                      5                   365,700                154,000                  42.1%

-----------------------------------------------------------------------------------------------------------------------------

Totals                                     64                   785,685                463,428                  59.0%
=============================================================================================================================


---------------------------------------------------------------------
(a) Includes new and renewed leases during the period
(b) Represents either renewed or released space
(c) Includes early renewals

-------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
LEASING STATISTICS

For the 12 months ended December 31, 2001

-----------------------------------------------------------------------------------------------------------------------------------
                                                                 EXECUTED LEASES (A)

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                         # of            Total             Average          Average                  Average
                                     Transactions       Sq. Ft.           Base Rent      Effective Rent            Term (Years)
-----------------------------------------------------------------------------------------------------------------------------------
OFFICE PORTFOLIO

       Long Island                        69            471,077             $28.56          $25.71                         6.5
       Westchester                        76            528,228             $25.22          $23.25                         5.1
       Connecticut                        26            148,443             $30.54          $29.99                         4.9
       New Jersey                         28            422,322             $28.12          $26.14                         3.4
       New York City                      13            101,483             $61.14          $55.26                        10.7

-----------------------------------------------------------------------------------------------------------------------------------

Totals/Weighted Average                  212          1,671,553             $29.55          $27.22                         5.4
===================================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL PORTFOLIO

       Long Island                        52            646,171              $7.21           $6.91                         6.4
       New Jersey                          3             84,985              $8.36           $7.08                         5.0

-----------------------------------------------------------------------------------------------------------------------------------

Totals/Weighted Average                   55            731,156              $7.34           $6.93                         6.2
===================================================================================================================================

RESEARCH & DEVELOPMENT PORTFOLIO

       Long Island                         7            167,999             $11.18          $10.59                         3.5
       Westchester                         1              8,169             $14.26           $9.68                         5.1
       New Jersey                          1             13,013             $17.60          $12.02                         5.0

-----------------------------------------------------------------------------------------------------------------------------------

Totals/Weighted Average                    9            189,181             $11.75          $10.65                         3.7
===================================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO TOTALS                         276          2,591,890
-----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                      SAME SPACE STATISTICS

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                               Total                    Base Rent                                  GAAP Rent
Property Type                 Sq. Ft.     Expiration    Current (b)    % Change    Expiration      Current (b)      % Change
----------------------------------------------------------------------------------------------------------------------------------
Office                       1,342,825      $24.34        $27.30        12.2%        $23.60           $28.50          20.8%
Industrial                     710,280       $6.22         $6.74         8.4%         $5.92            $7.29          23.1%
Research & Development         132,888      $11.76        $11.44        -2.7%        $10.40           $11.78          13.3%

----------------------------------------------------------------------------------------------------------------------------------

Totals/Weighted Average      2,185,993      $17.69        $19.66        11.1%        $17.05           $20.59          20.8%
==================================================================================================================================
---------------------------------------------------------------------------------------------------------------------------
                                                                 TENANT RETENTION

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                        Leases                  Sq. Ft                Sq. Ft                  Renewal
Property Type                        Expiring (c)            Expiring (c)            Renewing               Percentage
---------------------------------------------------------------------------------------------------------------------------
Office                                    150                  1,038,981              639,619                  61.6%
Industrial                                 38                    648,457              437,161                  67.4%
Research & Development                      8                    403,584              154,000                  38.2%

===========================================================================================================================

Totals                                    196                  2,091,022            1,230,780                  58.9%
---------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------

(a) Includes new and renewed leases during the period
(b) Represents either renewed or released space
(c) Includes early renewals

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
LEASE EXPIRATION SCHEDULE

As of December 31, 2001

                                                                 TOTAL PORTFOLIO

-------------------------------------------------------------------------------------------------------------------------------
                                        Number of                Square                % of Total               Cumulative
Year of                                  Leases                   Feet                   Leased                 % of Total
Expiration                              Expiring                Expiring                 Sq Ft                 Leased Sq Ft
-------------------------------------------------------------------------------------------------------------------------------
2002                                       160                  1,126,088                 5.9%                      5.9%
2003                                       174                  1,976,568                10.3%                     16.2%
2004                                       201                  1,885,833                 9.9%                     26.1%
2005                                       233                  2,639,546                13.8%                     39.9%
2006                                       218                  2,785,201                14.6%                     54.5%
2007                                        85                  1,305,095                 6.8%                     61.3%
2008 and thereafter                        269                  7,399,169                38.7%                    100.0%
-------------------------------------------------------------------------------------------------------------------------------

Total/Weighted Average                   1,340                 19,117,500               100.0%                       --
===============================================================================================================================

                                                              OFFICE PORTFOLIO

-------------------------------------------------------------------------------------------------------------------------------
                                        Number of                Square                % of Total               Cumulative
Year of                                  Leases                   Feet                   Leased                 % of Total
Expiration                              Expiring                Expiring                 Sq Ft                 Leased Sq Ft
-------------------------------------------------------------------------------------------------------------------------------
2002                                       140                    878,649                 6.8%                      6.8%
2003                                       145                  1,197,918                 9.3%                     16.1%
2004                                       158                  1,224,945                 9.5%                     25.5%
2005                                       203                  1,749,112                13.5%                     39.0%
2006                                       172                  1,722,827                13.3%                     52.4%
2007                                        65                  1,029,323                 8.0%                     60.3%
2008 and thereafter                        215                  5,131,114                39.7%                    100.0%
-------------------------------------------------------------------------------------------------------------------------------

Total/Weighted Average                   1,098                 12,933,888               100.0%                       --
===============================================================================================================================

                                                 INDUSTRIAL/R&D PORTFOLIO

-------------------------------------------------------------------------------------------------------------------------------
                                        Number of                Square                % of Total               Cumulative
Year of                                  Leases                   Feet                   Leased                 % of Total
Expiration                              Expiring                Expiring                 Sq Ft                 Leased Sq Ft
-------------------------------------------------------------------------------------------------------------------------------
2002                                       20                         247,439             4.0%                      4.0%
2003                                       29                         778,650            12.6%                     16.6%
2004                                       43                         660,888            10.7%                     27.3%
2005                                       30                         890,434            14.4%                     41.7%
2006                                       46                       1,062,374            17.2%                     58.9%
2007                                       20                         275,772             4.5%                     63.3%
2008 and thereafter                        54                       2,268,055            36.7%                    100.0%
-------------------------------------------------------------------------------------------------------------------------------

Total/Weighted Average                    242                       6,183,612           100.0%                       --
===============================================================================================================================

--------------------------------------------------------------------------------------------------------------------------------
LEASE EXPIRATION SCHEDULE

As of December 31, 2001

                                                   LONG ISLAND OFFICE (EXCLUDING OMNI)

----------------------------------------------------------------------------------------------------------------------------------
                                  Number of           Square          % of Total       Cumulative        Expiring       Expiring
Year of                             Leases             Feet             Leased         % of Total          GAAP           Cash
Expiration                         Expiring          Expiring           Sq Ft         Leased Sq Ft       Rent (1)       Rent (2)
----------------------------------------------------------------------------------------------------------------------------------
2002                                  28              111,646            3.6%             3.6%            $22.58         $25.22
2003                                  47              326,722           10.6%            14.2%            $24.08         $26.58
2004                                  45              281,356            9.1%            23.3%            $23.73         $26.27
2005                                  64              381,431           12.3%            35.6%            $24.81         $27.74
2006                                  40              165,193            5.3%            40.9%            $25.42         $28.67
2007                                  25              406,748           13.1%            54.1%            $24.69         $30.46
2008 and thereafter                   71            1,420,299           45.9%           100.0%                --             --
--------------------------------------------------------------------------------------------------------------------------------

Total/Weighted Average               320            3,093,395          100.0%              --                 --             --
================================================================================================================================
                                                             OMNI

--------------------------------------------------------------------------------------------------------------------------------
                                  Number of           Square       % of Total       Cumulative        Expiring       Expiring
Year of                             Leases             Feet          Leased         % of Total          GAAP           Cash
Expiration                         Expiring          Expiring        Sq Ft         Leased Sq Ft       Rent (1)       Rent (2)
--------------------------------------------------------------------------------------------------------------------------------
2002                                  2                 33,890        6.3%             6.3%            $33.55         $36.58
2003                                  3                 49,793        9.3%            15.6%            $29.54         $35.06
2004                                  5                113,793       21.2%            36.8%            $27.27         $34.65
2005                                  6                 59,115       11.0%            47.8%            $27.91         $35.34
2006                                 --                     --        0.0%            47.8%                --             --
2007                                  2                 59,722       11.1%            59.0%            $26.86         $34.31
2008 and thereafter                   9                220,105       41.0%           100.0%                --             --
--------------------------------------------------------------------------------------------------------------------------------

Total/Weighted Average                27               536,418       100.0%             --                 --             --
================================================================================================================================

                                                           WESTCHESTER OFFICE

--------------------------------------------------------------------------------------------------------------------------------
                                  Number of            Square      % of Total       Cumulative        Expiring       Expiring
Year of                             Leases              Feet         Leased         % of Total          GAAP           Cash
Expiration                         Expiring           Expiring       Sq Ft         Leased Sq Ft       Rent (1)       Rent (2)
--------------------------------------------------------------------------------------------------------------------------------
2002                                  48               344,580       11.2%            11.2%            $21.89         $21.23
2003                                  49               242,853        7.9%            19.1%            $22.18         $23.87
2004                                  35               171,448        5.6%            24.7%            $21.43         $22.48
2005                                  49               460,793       15.0%            39.7%            $22.96         $24.04
2006                                  40               728,397       23.7%            63.3%            $22.80         $24.57
2007                                  19               334,429       10.9%            74.2%            $25.88         $27.80
2008 and thereafter                   34               793,228       25.8%            100.0%               --             --
--------------------------------------------------------------------------------------------------------------------------------

Total/Weighted Average               274             3,075,728      100.0%               --                --             --
================================================================================================================================

-----------------------------------------------------------------------------

(1) Represents annualized straightline rent as of the lease expiration date
(2) Represents annualized base rent as of the lease expiration date plus non-recoverable operating expense pass-throughs

-------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
LEASE EXPIRATION SCHEDULE

As of December 31, 2001

       STAMFORD OFFICE

-----------------------------------------------------------------------------------------------------------------------------------
                                  Number of          Square         % of Total       Cumulative         Expiring         Expiring
Year of                             Leases            Feet            Leased         % of Total           GAAP             Cash
Expiration                         Expiring         Expiring          Sq Ft         Leased Sq Ft        Rent (1)         Rent (2)
-----------------------------------------------------------------------------------------------------------------------------------
2002                                  21              56,475            5.3%              5.3%            $24.16           $24.97
2003                                  19             144,235           13.6%             18.9%            $30.94           $31.78
2004                                  26             233,501           22.0%             40.9%            $21.96           $23.04
2005                                  20             117,510           11.1%             52.0%            $26.70           $28.64
2006                                  24             291,313           27.5%             79.4%            $24.17           $25.06
2007                                   9              92,541            8.7%             88.2%            $31.92           $34.29

2008 and thereafter                    7             125,617           11.8%            100.0%                --               --
-----------------------------------------------------------------------------------------------------------------------------------

Total/Weighted Average               126           1,061,192          100.0%               --                 --               --
===================================================================================================================================
                                                                 NEW JERSEY OFFICE

-----------------------------------------------------------------------------------------------------------------------------------
                                  Number of          Square         % of Total       Cumulative         Expiring         Expiring
Year of                             Leases            Feet            Leased         % of Total           GAAP             Cash
Expiration                         Expiring         Expiring          Sq Ft         Leased Sq Ft        Rent (1)         Rent (2)
-----------------------------------------------------------------------------------------------------------------------------------
2002                                  20             144,155            8.1%              8.1%            $20.02           $21.01
2003                                  20             319,328           17.9%             26.0%            $27.16           $28.21
2004                                  28             206,608           11.6%             37.6%            $23.08           $23.89
2005                                  27             271,611           15.3%             52.9%            $23.78           $24.78
2006                                  18             197,563           11.1%             64.0%            $24.33           $25.73
2007                                   2              35,421            2.0%             66.0%            $20.69           $23.30

2008 and thereafter                   16             605,601           34.0%            100.0%                --               --
-----------------------------------------------------------------------------------------------------------------------------------

Total/Weighted Average               131           1,780,287          100.0%               --                 --               --
-----------------------------------------------------------------------------------------------------------------------------------
                                                        NEW YORK CITY OFFICE

-----------------------------------------------------------------------------------------------------------------------------------
                                  Number of          Square         % of Total       Cumulative         Expiring         Expiring
Year of                             Leases            Feet            Leased         % of Total           GAAP             Cash
Expiration                         Expiring         Expiring          Sq Ft         Leased Sq Ft        Rent (1)         Rent (2)
-----------------------------------------------------------------------------------------------------------------------------------
2002                                  21                187,903        5.5%              5.5%            $32.28           $33.64
2003                                   7                114,987        3.4%              8.9%            $32.08           $33.00
2004                                  19                218,239        6.4%             15.4%            $36.23           $39.50
2005                                  37                458,652       13.5%             28.9%            $35.69           $38.26
2006                                  50                340,361       10.0%             39.0%            $30.16           $31.74
2007                                   8                100,462        3.0%             41.9%            $33.89           $35.74
2008 and thereafter                   78              1,966,264       58.1%            100.0%                --               --
-----------------------------------------------------------------------------------------------------------------------------------

Total/Weighted Average               220              3,386,868       100.0%               --                --               --
===================================================================================================================================

-------------------------------------------------------------------------------

(1) Represents annualized straightline rent as of the lease expiration date
(2) Represents annualized base rent as of the lease expiration date plus non-recoverable operating expense pass-throughs

-------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
LEASE EXPIRATION SCHEDULE

As of December 31, 2001

     INDUSTRIAL

-----------------------------------------------------------------------------------------------------------------------------------
                                  Number of          Square         % of Total       Cumulative         Expiring         Expiring
Year of                             Leases            Feet            Leased         % of Total           GAAP             Cash
Expiration                         Expiring         Expiring          Sq Ft         Leased Sq Ft        Rent (1)         Rent (2)
-----------------------------------------------------------------------------------------------------------------------------------
2002                                  17             227,970           4.5%              4.5%            $6.18            $7.04
2003                                  24             686,712          13.5%             18.0%            $5.40            $6.36
2004                                  34             561,670          11.0%             29.0%            $6.56            $7.61
2005                                  23             432,994           8.5%             37.5%            $5.93            $7.99
2006                                  41             982,113          19.3%             56.8%            $6.64            $8.00
2007                                  16             190,328           3.7%             60.5%            $7.61            $8.89
2008 and thereafter                   41           2,010,920          39.5%            100.0%               --               --
-----------------------------------------------------------------------------------------------------------------------------------

Total / Weighted Average             196           5,092,707         100.0%               --                --               --
===================================================================================================================================
                                                          RESEARCH & DEVELOPMENT

----------------------------------------------------------------------------------------------------------------------------------
                                  Number of          Square         % of Total       Cumulative         Expiring         Expiring
Year of                             Leases            Feet            Leased         % of Total           GAAP             Cash
Expiration                         Expiring         Expiring          Sq Ft         Leased Sq Ft        Rent (1)         Rent (2)
----------------------------------------------------------------------------------------------------------------------------------
2002                                  3              19,469             1.8%              1.8%            $14.05           $15.52
2003                                  5              91,938             8.4%             10.2%            $10.36           $10.76
2004                                  9              99,218             9.1%             19.3%            $13.86           $15.05
2005                                  7             457,440            41.9%             61.2%             $8.98           $11.42
2006                                  5              80,261             7.4%             68.6%            $18.15           $20.97
2007                                  4              85,444             7.8%             76.4%            $12.60           $13.95
2008 and thereafter                  13             257,135            23.6%            100.0%                --               --
-----------------------------------------------------------------------------------------------------------------------------------

Total / Weighted Average             46           1,090,905           100.0%               --                 --               --
===================================================================================================================================

-------------------------------------------------------------------------------

(1) Represents annualized straightline rent as of the lease expiration date
(2) Represents annualized base rent as of the lease expiration date plus non-recoverable operating expense pass-throughs

-------------------------------------------------------------------------------

LEASE EXPIRATION COMPARISON

Expiring Rents vs. Reckson Forecast Rents (a)
Office Portfolio

[GRAPHIC OMITTED]

As of December 31, 2001

                        CBD OFFICE PORTFOLIO         SUBURBAN OFFICE PORTFOLIO
                      500,000 SQ. FT. EXPIRING     1.6 MILLION SQ. FT. EXPIRING
                      ------------------------     ----------------------------

CASH

Expiring                             $31.51                            $24.75
Forecasted (b)                       $41.81                            $25.33
Increase                                33%                                2%

GAAP

Expiring Rent                        $30.94                            $23.66
Forecasted (b)                       $42.28                            $26.14
Increase                                37%                               10%



(a)  Represents leases expiring over the next 2 years
(b) Company's forecast rent for space to be re-leased. There can be no assurance that the Company's properties can achieve such rents.

------------------------------------------------------------------------------------------------------------------------------
LEASE DISTRIBUTION

As of December 31, 2001

                                                            OFFICE PORTFOLIO (A)

------------------------------------------------------------------------------------------------------------------------------
                                     Leased          % of Occupied         Contract             % of            Weighted Avg
Square Feet Under Lease               Sq Ft              Sq Ft             Rent (b)         Contract Rent     Maturity (Years)
------------------------------------------------------------------------------------------------------------------------------
2,500 or Less                        487,826               3.8%        $12,434,441                3.5%                3.7
2,501 - 5,000                        880,551               6.8%         22,133,305                6.3%                3.9
5,001 - 10,000                     1,441,817              11.1%         39,600,775               11.2%                4.3
10,001 - 20,000                    2,249,449              17.4%         62,076,426               17.6%                5.0
20,001 - 40,000                    2,899,937              22.4%         82,312,332               23.4%                5.5
40,001 - 60,000                    1,127,597               8.7%         29,632,427                8.4%                6.5
60,001 - 100,000                   1,354,633              10.5%         30,756,417                8.7%                6.6
100,001 or Greater                 2,492,078              19.3%         73,066,437               20.8%               10.3
------------------------------------------------------------------------------------------------------------------------------

Total                             12,933,888             100.0%       $352,012,559              100.0%                6.2
==============================================================================================================================

                                                        INDUSTRIAL PORTFOLIO

------------------------------------------------------------------------------------------------------------------------------
                                     Leased          % of Occupied         Contract             % of            Weighted Avg
Square Feet Under Lease               Sq Ft              Sq Ft             Rent (b)         Contract Rent     Maturity (Years)
------------------------------------------------------------------------------------------------------------------------------
10,000 or Less                        639,503              10.3%         $5,204,282               11.9%                4.5
10,001 - 20,000                       631,448              10.2%          5,252,225               12.0%                3.4
20,001 - 40,000                     1,163,699              18.8%          7,982,123               18.3%                3.8
40,001 - 60,000                       869,424              14.1%          6,889,712               15.8%                4.4
60,001 - 100,000                      683,560              11.1%          4,965,219               11.4%                6.6
100,001 or Greater                  2,195,978              35.5%         13,305,605               30.5%                6.5
------------------------------------------------------------------------------------------------------------------------------

Total                               6,183,612             100.0%        $43,599,165              100.0%                5.2
==============================================================================================================================

-------------------------------------------------------------------------------

(a) Excludes office property located in Orlando, FL.
(b) Represents contract rent in place for the 12 month period January 1, 2002 through December 31, 2002.

-------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
NON-INCREMENTAL REVENUE GENERATING CAPITAL EXPENDITURES, TENANT IMPROVEMENT COSTS AND LEASING COMMISSIONS

         The following table summarizes the expenditures incurred for capital expenditures for the entire portfolio and tenant improvements and leasing commissions for space leased at the Company's office and industrial properties for the years 1997 through 2001.
-----------------------------------------------------------------------------------------------------------------------------------
                                                NON-INCREMENTAL REVENUE GENERATING CAPITAL EXPENDITURES

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      1997-2000
                                          1997            1998             1999           2000           average         2001
                                       ----------      ----------      ------------    -----------  ---------------   -----------
     Suburban Office Properties

       Total                           $1,108,675      $2,004,976       $2,298,899     $3,289,116       $2,175,417     $4,606,069
       Per Square Foot                       0.22            0.23             0.23           0.33             0.25           0.45

     NYC Office Properties

       Total                            N/A              N/A              N/A            $946,718         $946,718     $1,584,501
       Per Square Foot                  N/A              N/A              N/A                0.38             0.38           0.45

    Industrial Properties

       Total                             $733,233      $1,205,266       $1,048,688       $813,431         $950,155       $711,666
       Per Square Foot                       0.15            0.12             0.11           0.11             0.12           0.11
-----------------------------------------------------------------------------------------------------------------------------------
                          NON-INCREMENTAL REVENUE GENERATING TENANT IMPROVEMENTS AND LEASING COMMISSIONS

-----------------------------------------------------------------------------------------------------------------------------------

                                                          1997                 1998                 1999                   2000
                                                      ----------             ---------           ----------            ---------
  Long Island Office Properties

    Tenant Improvements                                 $784,044            $1,140,251           $1,009,357            $2,853,706
    Per Square Foot Improved                                                      3.98                 4.73                  6.99
                                                            7.00
    Leasing Commissions                                 $415,822              $418,191             $551,762            $2,208,604
    Per Square Foot Leased                                  4.83                  1.46                 2.59                  4.96

                                                      ----------            ----------           ----------            ----------
     Total Per Square Foot                                $11.83                 $5.44                $7.32                $11.95
                                                      ==========            ==========           ==========            ==========

  Westchester Office Properties

    Tenant Improvements                               $1,211,665              $711,160           $1,316,611            $1,860,027
    Per Square Foot Improved                                8.90                  4.45                 5.62                  5.72

    Leasing Commissions                                 $366,257              $286,150             $457,730              $412,226
    Per Square Foot Leased                                  2.69                  1.79                 1.96                  3.00

                                                      ----------            ----------           ----------            ----------
     Total Per Square Foot                                $11.59                 $6.24                $7.58                 $8.72
                                                      ==========            ==========           ==========            ==========

  Connecticut Office Properties

    Tenant Improvements                               $1,022,421              $202,880             $179,043              $385,531
    Per Square Foot Improved                               13.39                  5.92                 4.88                  4.19

    Leasing Commissions                                 $256,615              $151,063             $110,252              $453,435
    Per Square Foot Leased                                  3.36                  4.41                                       4.92
                                                                                                       3.00
                                                      ----------            ----------           ----------            ----------
     Total Per Square Foot                                $16.75                $10.33                $7.88                 $9.11
                                                      ==========            ==========           ==========            ==========

  New Jersey Office Properties

    Tenant Improvements                                 N/A                   $654,877             $454,054            $1,580,323
    Per Square Foot Improved                            N/A                       3.78                 2.29                  6.71

    Leasing Commissions                                 N/A                   $396,127             $787,065            $1,031,950
    Per Square Foot Leased                              N/A                       2.08                 3.96                  4.44

                                                      ----------            ----------           ----------            ----------
     Total Per Square Foot                              N/A                      $5.86                $6.25                $11.15
                                                      ==========            ==========           ==========            ==========

  New York City Office Properties

    Tenant Improvements                                 N/A                  N/A                   N/A                    $65,267
    Per Square Foot Improved                            N/A                  N/A                   N/A                       1.79

    Leasing Commissions                                 N/A                  N/A                   N/A                   $418,185
    Per Square Foot Leased                              N/A                  N/A                   N/A
                                                                                                                            11.50
                                                      ----------            ----------           ----------            ----------
     Total Per Square Foot                              N/A                  N/A                   N/A                     $13.29
                                                      ==========            ==========           ==========            ==========

  Industrial Properties

    Tenant Improvements                                 $230,466              $283,842             $375,646              $650,216
    Per Square Foot Improved                                0.55                  0.76                 0.25                  0.95

    Leasing Commissions                                  $81,013              $200,154             $835,108              $436,506
    Per Square Foot Leased                                  0.19                  0.44                 0.56                  0.64

                                                      ----------            ----------           ----------            ----------
     Total Per Square Foot                                 $0.75                 $1.20                $0.81                 $1.59
                                                      ==========            ==========           ==========            ==========



                                                      1997-2000
                                                        average                 2001                 New                 Renewal
                                                      ----------            ----------           ----------            ----------
  Long Island Office Properties

    Tenant Improvements                               $1,466,840            $2,722,457           $1,469,697            $1,252,760
    Per Square Foot Improved                                5.68                  8.47                12.95                  6.03
    Leasing Commissions                                 $898,595            $1,444,412             $722,206              $722,206
    Per Square Foot Leased                                  3.46                  4.49                 6.36                  3.47
                                                      ----------            ----------           ----------            ----------
     Total Per Square Foot                                 $9.14                $12.96               $19.31                 $9.50
                                                      ==========            ==========           ==========            ==========

  Westchester Office Properties

    Tenant Improvements                               $1,274,866            $2,584,728           $1,702,928              $881,800
    Per Square Foot Improved                                6.17                  5.91                 6.97                  4.56
    Leasing Commissions                                 $380,591            $1,263,012           $1,080,066              $182,946
    Per Square Foot Leased                                  2.36                  2.89                 4.42                  0.95
                                                      ----------            ----------           ----------            ----------
     Total Per Square Foot                                 $8.53                 $8.80               $11.39                 $5.51
                                                      ==========            ==========           ==========            ==========

  Connecticut Office Properties

    Tenant Improvements                                 $447,469              $213,909             $133,543               $80,366
    Per Square Foot Improved                                7.10                  1.46                 4.87                  0.68
    Leasing Commissions                                 $242,841              $209,322             $132,333               $76,989
    Per Square Foot Leased                                  3.92                  1.43                 4.82                  0.65
                                                      ----------            ----------           ----------            ----------
     Total Per Square Foot                                $11.02                 $2.89                $9.69                 $1.33
                                                      ==========            ==========           ==========            ==========

  New Jersey Office Properties

    Tenant Improvements                                 $896,418            $1,146,385           $1,102,974               $43,411
    Per Square Foot Improved                                4.26                  2.92                 3.54                  0.54
    Leasing Commissions                                 $738,381            $1,602,962           $1,283,112              $319,850
    Per Square Foot Leased                                  3.49                  4.08                 4.12                  3.96
                                                      ----------            ----------           ----------            ----------
     Total Per Square Foot                                 $7.75                 $7.00                $7.66                 $4.50
                                                      ==========            ==========           ==========            ==========

  New York City Office Properties

    Tenant Improvements                                  $65,267              $788,930             $788,930                    $0
    Per Square Foot Improved                                1.79                 15.69                15.69                     -
    Leasing Commissions                                 $418,185            $1,098,829           $1,098,829                    $0
    Per Square Foot Leased                                 11.50                 21.86                21.86                     -
                                                      ----------            ----------           ----------            ----------
     Total Per Square Foot                                $13.29                $37.55               $37.55                 $0.00
                                                      ==========            ==========           ==========            ==========

  Industrial Properties

    Tenant Improvements                                 $385,043            $1,366,488             $905,234              $461,254
    Per Square Foot Improved                                0.63                  1.65                 3.15                     -
    Leasing Commissions                                 $388,195              $354,572             $346,145                $8,427
    Per Square Foot Leased                                  0.46                  0.43                 1.21                  0.02
                                                      ----------            ----------           ----------            ----------
     Total Per Square Foot                                 $1.09                 $2.08                $4.36                 $0.02
                                                      ==========            ==========           ==========            ==========

CLASS A OFFICE STATISTICS

[GRAPHICS OMITTED]

LONG ISLAND STATISTICS

                                              1997        1998        1999         2000        2001
                                              ----        ----        ----         ----        ----
Direct Vacancy                                8.7%        6.1%        5.6%         6.3%        7.7%
Overall Vacancy                               9.7%        6.7%        6.5%         8.4%       11.9%
Average Asking Rental Rates                 $26.14      $27.23      $27.69       $28.86      $30.06

WESTCHESTER STATISTICS

                                              1997        1998        1999         2000        2001
                                              ----        ----        ----         ----        ----
Direct Vacancy                               13.3%       16.4%       15.0%        10.7%       16.3%
Overall Vacancy                              15.6%       19.2%       16.3%        12.0%       20.5%
Average Asking Rental Rates                 $25.14      $26.67      $27.23       $29.62      $30.15

SOUTHERN CONNECTICUT STATISTICS

                                              1997        1998        1999         2000        2001
                                              ----        ----        ----         ----        ----
Direct Vacancy                                4.2%        3.6%        4.0%         7.2%        8.8%
Overall Vacancy                               5.7%        4.2%        4.7%         8.1%       13.6%
Average Asking Rental Rates                 $28.96      $32.22      $31.78       $44.41     $ 36.10

NORTHERN NEW JERSEY STATISTICS

                                              1997        1998        1999         2000        2001
                                              ----        ----        ----         ----        ----
Direct Vacancy                                4.7%        5.3%        4.6%         6.5%        8.1%
Overall Vacancy                               7.3%        7.5%        7.1%         9.9%       13.4%
Average Asking Rental Rates                 $25.38      $27.42      $28.52       $29.66      $30.92


Source: Cushman & Wakefield

--------------------------------------------------------------------------------
NEW YORK CITY CLASS A OFFICE STATISTICS

[GRAPHICS OMITTED]

AVERAGE ASKING RENTS                           1997        1998         1999        2000        2001
                                               ----        ----         ----        ----        ----
Financial East Side                          $29.77      $40.21       $37.64      $52.90      $48.07
Midtown West Side                            $33.10      $43.36       $48.28      $60.89      $61.22
Midtown East Side                            $39.33      $47.85       $51.18      $61.46      $59.81
6th Ave./Rockefeller Center                  $43.62      $51.33       $53.12      $65.91      $67.15

                                               1997        1998         1999        2000        2001
                                               ----        ----         ----        ----        ----
FINANCIAL EAST SIDE

Overall Vacancy                                8.9%        7.3%         4.1%        2.1%        7.0%
Direct Vacancy                                 8.2%        6.6%         3.4%        1.4%        2.3%

MIDTOWN WEST SIDE

Overall Vacancy                                6.9%        4.3%         6.0%        2.7%        6.2%
Direct Vacancy                                 3.7%        3.3%         4.6%        2.4%        4.0%

MIDTOWN EAST SIDE

Overall Vacancy                                7.2%        8.0%         5.0%        2.6%        8.9%
Direct Vacancy                                 5.6%        6.0%         3.8%        1.9%        3.1%

6TH AVE./ROCKEFELLER CENTER

Overall Vacancy                                4.7%        5.0%         2.6%        1.2%        4.3%
Direct Vacancy                                 2.7%        2.2%         1.6%        0.9%        2.7%


Source: Cushman & Wakefield

Breakdown of New York City Revenue:
              Midtown West Side 38%
              Midtown East Side 31%
              6th Ave./Rockefeller Center 18%
              Financial East 13%

-------------------------------------------------------------------------------
LONG ISLAND SUBMARKET CLASS A OFFICE STATISTICS

[GRAPHICS OMITTED]

AVERAGE ASKING RENTS                                       1997        1998        1999         2000       2001
                                                           ----        ----        ----         ----       ----
Central Nassau County                                    $28.79      $29.10      $29.93       $31.15     $31.94
Western Suffolk County                                   $26.55      $26.22      $27.34       $28.22     $30.06
Eastern Nassau County                                    $25.22      $27.49      $26.23       $28.75     $29.02


DIRECT VACANCY RATES                                       1997        1998        1999         2000       2001
                                                           ----        ----        ----         ----       ----
Central Nassau County                                      7.5%        5.1%        5.1%         4.7%       5.6%
Western Suffolk County                                     7.7%        7.7%       11.6%        15.4%      17.5%
Eastern Nassau County                                      6.4%        4.9%        0.9%         1.4%       1.2%


Source: Cushman & Wakefield

Breadown of Long Island office revenue:
              Central Nassau  50%
              Western Suffolk 32%
              Eastern Nassau 8%
              Other 10%

--------------------------------------------------------------------------------
WESTCHESTER SUBMARKETS CLASS A OFFICE STATISTICS

[GRAPHICS OMITTED]

AVERAGE ASKING RENTS                  1997        1998        1999         2000        2001
                                      ----        ----        ----         ----        ----
Central                               5.7%       12.3%       13.5%        12.0%       20.6%
Tarrytown / Western                   7.9%        7.8%        8.0%         6.0%        8.4%
Eastern                               8.6%       12.2%       10.1%         8.1%       16.6%
White Plains CBD                     25.7%       22.7%       22.6%        11.5%       15.3%



DIRECT VACANCY RATES                  1997        1998        1999         2000        2001
                                      ----        ----        ----         ----        ----
Central                             $22.39      $22.91      $27.07       $28.49      $29.53
Tarrytown / Western                 $24.43      $24.66      $27.30       $27.03      $28.37
Eastern                             $26.53      $29.35      $27.70       $29.65      $30.62
White Plains CBD                    $25.09      $26.84      $27.44       $30.62      $30.52


Source: Cushman & Wakefield

Breakdown of Westchester office revenue:
              Tarrytown / Western  28%
              White Plains  25%
              Central 23%
              Eastern 17%
              Other 7%

Note: The 20.6% vacancy in Central Westchester is impacted by IBM selling a 383,000 owner occupied building. The location of this building is not easily accessible to major thoroughfares and employee bedroom communities. Excluding this building the vacancy rate is 17.5%.

-------------------------------------------------------------------------------
NEW JERSEY SUBMARKETS CLASS A OFFICE STATISTICS

[GRAPHICS OMITTED]

AVERAGE ASKING RENT                      1997         1998        1999        2000         2001
                                         ----         ----        ----        ----         ----
Essex County                           $26.47       $27.74      $28.78      $28.90       $30.24
Bergen County                          $26.02       $27.37      $28.07      $29.41       $29.78
Mercer County                          $23.01       $24.49      $27.46      $30.32       $30.06

DIRECT VACANCY RATE                      1997         1998        1999        2000         2001
                                         ----         ----        ----        ----         ----
Essex County                             4.7%         3.3%        6.0%        9.6%         6.8%
Bergen County                            7.8%         6.8%        5.3%        5.1%         9.9%
Mercer County                            2.5%         1.5%        5.2%        6.3%         6.2%


Source: Cushman & Wakefield

Breakdown of New Jersey office revenue:
              Essex County   52%
              Bergen County  11%
              Mercer County  7%
              Other 30%

---------------------------------------------------------------------------------------------------------------------------------
VALUE CREATION PIPELINE
As of December 31, 2001
---------------------------------------------------------------------------------------------------------------------------------
                                                                  Square Feet/          Investment             Anticipated
Stage / Property                                                      Acres               To Date         Total Investment (a)
---------------------------------------------------------------------------------------------------------------------------------
PROJECTS IN STABILIZATION

Melville Expressway Corporate Center, Melville, NY ( Phase I )        277,500                                 $50,000,000
---------------------------------------------------------------------------------------------------------------------------------
TOTAL PROJECTS IN STABILIZATION                                       277,500             $46,873,655         $50,000,000
---------------------------------------------------------------------------------------------------------------------------------

PROJECTS UNDER DEVELOPMENT OR REPOSITIONING

103 JFK Expressway, Short Hills, NJ                                   129,508                                 $30,000,000

400 Moreland Road, Commack, NY                                         56,875                                  $2,967,000
---------------------------------------------------------------------------------------------------------------------------------
TOTAL PROJECTS UNDER DEVELOPMENT OR REPOSITIONING                     186,383             $27,865,738         $32,967,000
---------------------------------------------------------------------------------------------------------------------------------

PROJECTS IN PLANNING

Melville Square Corporate Center II, Melville, NY                     255,000                                 $33,660,000

University Square , Princeton, NJ                                     315,000                                 $50,397,000

Melville Expressway Corporate Center, Melville, NY ( Phase II )       277,500                                 $49,290,000

Reckson Executive Park, Rye Brook, NY                                 345,000                                 $55,799,000

AIP 2001, Islip, NY                                                    71,000                                  $5,692,000

Landmark 7, Stamford, CT                                               61,000                                 $13,208,000

Giralda Farms, Morris County, NJ                                      430,000                                 $80,091,000

---------------------------------------------------------------------------------------------------------------------------------
TOTAL PROJECTS IN PLANNING                                          1,754,500             $65,606,655        $288,137,000
---------------------------------------------------------------------------------------------------------------------------------

LAND

70 Andrews Road, Hicksville, NY                                           3.8                                  $3,309,000

Old Willets Path, Hauppauge, NY                                           2.0                                  $2,995,000

Eagle Rock 3, East Hanover, NJ                                           15.0                                 $17,625,000

AIP Recapture, Islip, NY                                                  4.2                                          $0

AIP, Islip NY                                                             3.8                                  $2,200,000

AIP, Islip NY                                                             2.0                                  $1,400,000

East Patchogue, East Patchogue, NY                                       23.0                                          $0

40 Cragwood, South Plainfield, NJ                                         7.0                                          $0

Giralda Farms , Chatham County, NJ                                      113.0                                $130,000,000

---------------------------------------------------------------------------------------------------------------------------------
TOTAL LAND                                                              173.8             $11,701,911        $157,529,000
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
TOTAL UNREALIZED PIPELINE                                                                $152,047,959        $528,633,000
---------------------------------------------------------------------------------------------------------------------------------

Investments that reached realization during 2001

50 Marcus Dr                         163,762 sf
100 Grasslands                       47,690 sf

---------------------------------------------------------------------------------------------------------------------------------
TOTAL REALIZED VALUE CREATION PROJECTS                              7,684,640          $1,003,187,765      $1,003,187,765
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
TOTAL VALUE CREATION PIPELINE                                                          $1,155,235,724      $1,531,820,765
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                     Current %       Estimated             Anticipated
Stage / Property                                                      Leased   Stabilization Date (a)  Stabilized Return (a)
-----------------------------------------------------------------------------------------------------------------------------

PROJECTS IN STABILIZATION

Melville Expressway Corporate Center, Melville, NY (Phase I)                          Q3 2002
------------------------------------------------------------------------------------------------------------------------------
TOTAL PROJECTS IN STABILIZATION                                        36.0%                                    12.0%
------------------------------------------------------------------------------------------------------------------------------

PROJECTS UNDER DEVELOPMENT OR REPOSITIONING

103 JFK Expressway, Short Hills, NJ                                                   Q4 2002

400 Moreland Road, Commack, NY                                                        Q4 2002
------------------------------------------------------------------------------------------------------------------------------
TOTAL PROJECTS UNDER DEVELOPMENT OR REPOSITIONING                       0.0%                                    10.2%
------------------------------------------------------------------------------------------------------------------------------

PROJECTS IN PLANNING

Melville Square Corporate Center II, Melville, NY                                     Q3 2003

University Square , Princeton, NJ                                                     Q4 2003

Melville Expressway Corporate Center, Melville, NY (Phase II)                         Q4 2003

Reckson Executive Park, Rye Brook, NY                                                 Q4 2003

AIP 2001, Islip, NY                                                                   Q4 2002

Landmark 7, Stamford, CT                                                              Q1 2003

Giralda Farms , Morris County, NJ                                                     Q1 2004

------------------------------------------------------------------------------------------------------------------------------
TOTAL PROJECTS IN PLANNING                                              0.0%                                    12.0%
------------------------------------------------------------------------------------------------------------------------------

LAND

70 Andrews Road, Hicksville, NY                                          -                 -

Old Willets Path, Hauppauge, NY                                          -                 -

Eagle Rock 3, East Hanover, NJ                                           -                 -

AIP Recapture, Islip, NY                                                 -                 -

AIP, Islip NY                                                            -                 -

AIP, Islip NY                                                            -                 -

East Patchogue, East Patchogue, NY                                       -                 -

40 Cragwood, South Plainfield, NJ                                        -                 -

Giralda Farms , Chatham County, NJ                                       -                 -

------------------------------------------------------------------------------------------------------------------------------
TOTAL LAND                                                                                                     11.3%
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
TOTAL UNREALIZED PIPELINE                                                                                      11.7%
------------------------------------------------------------------------------------------------------------------------------

Investments that reached realization during 2001

50 Marcus Dr                         163,762 sf
100 Grasslands                       47,690 sf

------------------------------------------------------------------------------------------------------------------------------
TOTAL REALIZED VALUE CREATION PROJECTS                                96.8%                                    12.5%
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
TOTAL VALUE CREATION PIPELINE
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

(a) Forward looking statement based upon management's estimates. Actual results may differ materially.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

RSVP (AND IT'S EQUITY INVESTMENTS)
Combined Balance Sheets
(amounts in thousands)
----------------------

                                                                    (UNAUDITED)
                                                                    DECEMBER 31,    DECEMBER 31,
                                                                        2001            2000
                                                                 ---------------  ---------------
Assets
------

     Cash and other assets                                       $      5,321     $      9,702

     Equity investments                                               235,669          157,481
                                                                 ---------------  ---------------
        Total assets                                             $    240,990     $    167,183
                                                                 ===============  ===============
Liabilities
-----------
     Accounts payable and accrued expenses                                227            1,009

     Other liabilities                                                  3,995            9,791
                                                                 ---------------  ---------------
        Total liabilities                                        $      4,222     $     10,800
                                                                 ---------------  ---------------
Member's equity (a)
-------------------

     Preferred equity                                                 155,500          105,435

     Common equity                                                     88,972           58,652

     Offering costs                                                   (7,704)          (7,704)

                                                                 ---------------  ---------------
        Total member's equity                                         236,768          156,383
                                                                 ---------------  ---------------
        Total liabilities and member's equity                    $    240,990     $    167,183
                                                                 ===============  ===============

-------------------------------------------------------------------------------
(a) RSVP has guaranteed $8 million of secured first mortgage debt to third party financial institutions with respect to the Resort platform.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
RSVP
Summary of Invested Capital

The following table sets forth the Company's invested capital (before valuation reserves) in RSVP controlled (REIT-qualified) joint ventures and amounts which were advanced under the RSVP Commitment to FrontLine, for its investment in RSVP controlled investments:

(amounts in thousands)
-----------------------------------------------------------------------------------------------------------------------
                                                     RSVP CONTROLLED                    AMOUNTS
                       PLATFORM                       JOINT VENTURES                    ADVANCED                TOTAL
-----------------------------------------------------------------------------------------------------------------------
Privatization (Prisons/Gov't offices)                $      21,480                 $         3,520          $   25,000

Student housing                                             18,086                           3,935              22,021

Medical office                                              20,185                               -              20,185


Parking                                                          -                           9,091               9,091

Resorts                                                          -                           8,057               8,057

Net leased retail                                                -                           3,180               3,180

Other assets and overhead                                        -                          21,598              21,598

                                            ---------------------------------------------------------------------------
Total                                                $      59,751                 $        49,381         $   109,132
                                            ===========================================================================

------------------------------------------------------------------------------

Included in these investments is approximately $18.9 million of cash that has been contributed to the respective RSVP controlled joint ventures or advanced under the RSVP Commitment to FrontLine and is being held, along with cash from the preferred investors.

------------------------------------------------------------------------------

------------------------------------------------------------------------------
RSVP
Summarized Platform Balance Sheets as of December 31, 2001(unaudited)
(amounts in thousands)

                                                          -----------------------------------------------------------------------
                                                                                  STUDENT          MEDICAL
                                                            PRIVATIZATION         HOUSING           OFFICE          PARKING
                                                          -----------------------------------------------------------------------
ASSETS:
-------
              Real estate assets                                 $   133,616        $  270,202        $  59,815       $  58,790
              Other assets                                            30,594            54,722           50,129           6,525
                                                          -----------------------------------------------------------------------
                   Total Assets                                  $   164,210        $  324,924        $ 109,944       $  65,315
                                                          =======================================================================
LIABILITIES:
------------
              Accounts payable & other liabilities                $    9,861         $  38,237         $  1,357        $  2,167
              Property related debt                                   11,313           234,158           44,767          32,900
                                                          -----------------------------------------------------------------------
                   Total Liabilities                                  21,174           272,395           46,124          35,067
                                                          -----------------------------------------------------------------------
PARTNER'S CAPITAL
-----------------
              RSVP / RAP capital                                      89,118            52,825           59,107          20,680
              Other partners (2)                                      53,918             (296)            4,713           9,568
                                                          -----------------------------------------------------------------------
                   Total Partner's Capital                           143,036            52,529           63,820          30,248
                                                          -----------------------------------------------------------------------

                                                          -----------------------------------------------------------------------
                Total Liabilities and Partner's Capital          $   164,210        $  324,924        $ 109,944       $  65,315
                                                          =======================================================================

                                                          ---------------------------------------------
                                                                          NOT LEASED
                                                            RESORTS          RETAIL          OTHER (1)
                                                          ---------------------------------------------
ASSETS:
-------
              Real estate assets                               $ 54,705         $   5,947        $   -
              Other assets                                       12,899             2,255        9,486
                                                           ---------------------------------------------
                   Total Assets                                $ 67,604         $   8,202      $ 9,486
                                                          =============================================


LIABILITIES:
------------
              Accounts payable & other liabilities             $  6,214          $    891        $   -
              Property related debt                              22,500             4,253            0
                                                           ---------------------------------------------
                   Total Liabilities                             28,714             5,144            0
                                                           ---------------------------------------------
 PARTNER'S CAPITAL
-----------------
              RSVP / RAP capital                                 22,118             3,058        9,486
              Other partners (2)                                 16,772                 0            0

                                                           ---------------------------------------------
                   Total Partner's Capital                       38,890             3,058        9,486
                                                          ---------------------------------------------

                                                           ---------------------------------------------
                Total Liabilities and Partner's Capital        $ 67,604         $   8,202      $ 9,486
                                                          =============================================

-------------------------------------------------------------------------------
(1) Represents note receivable collateralized by interests in certain senior living facilities

(2) Includes amounts that are subordinated to RSVP / RAP capital

-------------------------------------------------------------------------------